UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05476

LORD ABBETT GLOBAL FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2020

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Emerging Markets Bond Fund

Emerging Markets Corporate Debt Fund

Global Bond Fund

For the fiscal year ended December 31, 2020

Table of Contents

1	A Letter to Shareholders

8	Investment Comparisons

11	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

18	Emerging Markets Bond Fund

31	Emerging Markets Corporate Debt Fund

43	Global Bond Fund

62	Statements of Assets and Liabilities

66	Statements of Operations

68	Statements of Changes in Net Assets

72	Financial Highlights

84	Notes to Financial Statements

109	Report of Independent Registered Public Accounting Firm

111	Supplemental Information to Shareholders

Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Market Corporate Bond Fund, and Lord Abbett Global Bond Fund

Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

Lord Abbett Emerging Markets Bond Fund

For the fiscal year ended December 31, 2020, the Fund returned 4.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified),1 which returned 5.26% during the same period.

During the 12-month period, U.S. dollar-denominated emerging markets sovereign debt (as represented by the J.P. Morgan Emerging Markets Bond Global Diversified Index1) underperformed U.S. fixed income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2), which returned 7.51%. In 2020, the emerging markets bond asset class was characterized by a heightened level of volatility, beginning in the first quarter, as the COVID-19 pandemic took shape. Additionally, a breakdown in the Organization of the Petroleum Exporting Countries (OPEC) Alliance sent oil prices sharply lower. Markets faced headwinds as many governments in developed and emerging markets decided to self-quarantine, effectively halting economic activity and slowing global growth. However, moving into the second quarter of 2020, global risk sentiment gradually improved as economies reopened and many central banks undertook accommodative policy stances, which remained constant through the rest of the year. Positive market sentiment continued into the third quarter of 2020 as well. Tailwinds for the continued rally in risk assets included progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid heightened COVID-19 concerns in Europe as global deaths passed the one million mark and uncertainty leading up to the U.S. Presidential election increased. In our view, a win by incumbent President Trump may have led to foreign policy moves remaining unpredictable. However, we believe the eventual winner, former Vice President Joe Biden, is likely to rebuild international alliances and employ a multilateral approach that could enhance stability in emerging markets generally. This approach may lead to an increase in capital flows, ultimately benefitting emerging market debt.

An underweight allocation to Jamaican sovereign bonds resulted in a negative impact on relative performance over the period. Although Jamaica’s economy faced headwinds due to a drop-off in tourism levels, the government has shown a strong commitment to fiscal discipline. The Fund was also negatively affected by an underweight to sovereign credits issued by the Dominican Republic. Despite early headwinds due to lower tourism levels, the Fund did not participate in the credit’s post-sell-off rally.

The Fund’s underweight allocation to Lebanon’s sovereign bonds contributed to relative performance, over the period, as the nation defaulted on its debt and continued to grapple with an economic crisis. An overweight to Pemex, the Mexican state-owned petroleum company, also contributed to relative performance as the government continued to show concrete support for the company and the recovery in the price of oil has benefitted the credit.

Lord Abbett Emerging Markets Corporate Debt Fund

For the fiscal year ended December 31, 2020, the Fund returned 5.78%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified3, which returned 7.13% during the same period.

During the 12-month period, U.S. dollar-denominated emerging markets corporate debt (as represented by the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified1) underperformed U.S. fixed income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2), which returned 7.51%. In 2020, the emerging markets bond asset class was characterized by a heightened level of volatility, beginning in the first quarter, as the COVID-19 pandemic took shape. Additionally, a breakdown in the Organization of the Petroleum Exporting Countries (OPEC) Alliance sent oil prices sharply lower. Markets faced headwinds as many governments in developed and emerging markets decided impose to self-quarantine measures, effectively halting economic activity and slowing global growth. However, moving into the second quarter of 2020, global risk sentiment gradually improved as economies reopened and many central banks undertook accommodative policy stances, which remained constant through the rest of the year. Positive market sentiment continued into the third quarter of 2020 as well. Tailwinds for the continued rally in risk assets included progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid heightened COVID-19 concerns in Europe as global deaths passed the one million mark and uncertainty leading up to the U.S. Presidential election increased. In our view, a win by incumbent President Trump may have led to foreign policy moves remaining unpredictable. However, we believe the eventual winner, former Vice President Joe Biden, is likely to rebuild international alliances and employ a multilateral approach that could enhance stability in emerging markets generally. This approach may lead to an increase in capital flows, ultimately benefitting emerging market debt, in our view.

An underweight to Tullow Oil plc detracted from relative performance over the period as the partial recovery in oil prices created support for emerging market oil producers. An underweight to Sasol Financing USA, the treasury services arm of Sasol Limited, an integrated energy and chemical company based in South Africa, also detracted from relative performance as the company launched an asset disposal program and a comprehensive response strategy designed to mitigate the negative impacts of COVID-19 and lower oil prices.

An overweight to Eskom, a South African electricity public utility, contributed to relative performance over the period due to a sizeable reduction in capital expenditures and significant wins in tariff-related court proceedings. An overweight to CSN Resources, a Brazilian steel producer, also contributed to relative performance. The company has addressed refinancing needs for 2020 through bank loans and an iron ore prepayment deal. The rally in the price of iron ore benefitted performance.

Lord Abbett Global Bond Fund

For the fiscal year ended December 31, 2020, the Fund returned 8.18%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the

Bloomberg Barclays Global Aggregate Bond Index,4 which returned 9.20%.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index5 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with an efficacy rate of at least 90%. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth coronavirus relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

The Fund maintains a flexible, multi-sector approach with the ability to have exposure to sectors outside of its benchmark, the Bloomberg Barclays Global Aggregate Bond Index1. The Fund seeks to deliver total return by investing across multiple sectors in developed and emerging markets located throughout the world. Primary sector allocations include investment grade and high yield corporate bonds, sovereign debt, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”).

The Fund’s underweight to core European and Japanese sovereign debt were the main detractors from relative performance over the period, as central bank quantitative easing programs caused yields to move lower in those markets. In addition, the Fund’s overweight to and security selection within commercial mortgage- backed securities (CMBS) also detracted from relative performance. Despite focusing on high quality credits, the allocation detracted as valuation uncertainty and the shutdown nature of the response to the COVID-19 pandemic, especially in hotel and retail properties, acted as strong headwinds to the asset class.

The largest contributor to relative performance over the period was an off-benchmark allocation to high yield credit. Notably, U.S. and European high yield corporate bonds posted strong returns over the period as a result of unprecedented fiscal and monetary stimulus and the reopening of the global economy, which subsequently improved growth and earnings expectations. Throughout the recovery, the Fund maintained an up-in-quality bias, focusing on sectors benefitting most from the reopening, such as housing, industrials, autos, and durable consumer goods. An overweight to and security selection within asset backed securities (ABS) also contributed to relative performance. ABS, particularly within the auto-loan space, offered diversification benefits and attractive risk-adjusted yield relative to sovereign debt, in our view.

The Fund’s overweight to U.S. investment grade corporate bonds also contributed to performance over the period. Within the asset class, the Fund initially concentrated on large industrial sectors, such as autos and consumer durables, as it became clear that the Federal Reserve was willing to do whatever was necessary to stop the panic in the financial markets, including buying

1 The J.P. Morgan Emerging Markets Bond Global Diversified Index is a uniquely-weighted version of the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

3 The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) is a market capitalization weighted index that tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in emerging markets countries. The Index limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

4 The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment-grade, fixed-income markets. The three major components of this Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. The Index also includes euro dollar and euro/yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities.

investment grade corporate bonds for the first time. As spreads tightened and the COVID-19 related lockdowns were lifted, the Fund shifted exposure to sectors that we believed would benefit most from the re-opening of the economy, such as energy, materials, and consumer cyclicals.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

5 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Emerging Markets Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.66%	5.39%	1.21%	–
Class C4	3.13%	5.22%	0.81%	–
Class F5	5.17%	6.02%	1.57%	–
Class F3[6]	5.01%	–	–	5.15%
Class I5	5.19%	6.09%	1.65%	–
Class R3[5]	4.68%	5.57%	1.16%	–
Class R4[7]	4.74%	5.80%	–	3.99%
Class R5[7]	5.22%	6.11%	–	4.29%
Class R6[7]	5.01%	6.14%	–	4.32%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31,

2020, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Emerging Markets Corporate Debt Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2020

	1 Year	5 Year	Life of Class
Class A3	3.38%	6.01%	5.50%
Class C4	4.09%	5.79%	5.12%
Class F5	5.87%	6.58%	5.93%
Class F3[6]	6.16%	–	5.70%
Class I5	5.90%	6.67%	6.03%
Class R3[5]	5.46%	6.50%	5.91%
Class R4[7]	5.74%	6.43%	5.57%
Class R5[7]	5.99%	6.71%	5.85%
Class R6[7]	6.16%	6.86%	5.98%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended December 31, 2020, is calculated using the SEC-required uniform method to compare such return.

4   Class C shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. The 1% CDSC for Class C normally applies before the first anniversary of the purchase date.

5   Commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Global Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays Global Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2020

	1 Year	Life of Class
Class A3	5.78%	5.15%
Class C4	6.52%	5.39%
Class F5	8.39%	6.35%
Class F3[5]	8.37%	6.42%
Class I5	8.29%	6.32%
Class R3[5]	7.75%	5.79%
Class R4[5]	8.13%	6.09%
Class R5[5]	8.29%	6.32%
Class R6[5]	8.37%	6.42%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Emerging Markets Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class A
Actual	$1,000.00	$1,088.70	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.52
Class C
Actual	$1,000.00	$1,084.80	$7.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$7.71
Class F
Actual	$1,000.00	$1,089.50	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class F3
Actual	$1,000.00	$1,090.00	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class I
Actual	$1,000.00	$1,089.90	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class R3
Actual	$1,000.00	$1,087.20	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.04
Class R4
Actual	$1,000.00	$1,088.50	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77
Class R5
Actual	$1,000.00	$1,090.10	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$3.25
Class R6
Actual	$1,000.00	$1,089.90	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.89% for Class A, 1.52% for Class C, 0.68% for Class F, 0.68% for Class F3, 0.68% for Class I, 1.19% for Class R3, 0.94% for Class R4, 0.64% for Class R5 and 0.68% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Agency	0.25%
Automotive	0.31%
Banking	4.38%
Basic Industry	2.67%
Consumer Goods	0.98%
Energy	11.32%
Financial Services	1.77%
Foreign Government	62.22%
Media	0.71%
Real Estate	0.71%
Retail	0.98%
Services	0.45%
Technology & Electronics	0.07%
Transportation	1.02%
U.S. Government	1.09%
Utilities	3.68%
Repurchase Agreement	7.39%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Emerging Markets Corporate Debt Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class A
Actual	$1,000.00	$1,085.10	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33
Class C
Actual	$1,000.00	$1,081.50	$8.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.62
Class F
Actual	$1,000.00	$1,085.60	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82
Class F3
Actual	$1,000.00	$1,087.10	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class I
Actual	$1,000.00	$1,085.50	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32
Class R3
Actual	$1,000.00	$1,083.50	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85
Class R4
Actual	$1,000.00	$1,084.90	$5.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58
Class R5
Actual	$1,000.00	$1,086.20	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32
Class R6
Actual	$1,000.00	$1,087.10	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.70% for Class C, 0.95% for Class F, 0.68% for Class F3, 0.85% for Class I, 1.35% for Class R3, 1.10% for Class R4, 0.85% for Class R5 and 0.68% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Auto	0.32%
Basic Industry	1.06%
Consumer Cyclical	2.63%
Consumer Discretionary	0.35%
Consumer Services	0.98%
Consumer Staples	2.35%
Energy	14.05%
Financial Services	29.04%
Foreign Government	3.38%
Health Care	2.91%
Materials & Processing	12.31%
Other	1.00%
Producer Durables	2.66%
Technology	3.84%
Telecommunications	4.84%
Transportation	1.43%
Utilities	11.92%
Repurchase Agreement	4.93%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class A
Actual	$1,000.00	$1,102.00	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class C
Actual	$1,000.00	$1,098.70	$7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.05
Class F
Actual	$1,000.00	$1,103.00	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class F3
Actual	$1,000.00	$1,102.40	$2.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.47	$2.69
Class I
Actual	$1,000.00	$1,102.10	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class R3
Actual	$1,000.00	$1,099.30	$5.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48
Class R4
Actual	$1,000.00	$1,101.70	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.22
Class R5
Actual	$1,000.00	$1,102.10	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class R6
Actual	$1,000.00	$1,102.40	$2.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.47	$2.69

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.39% for Class C, 0.58% for Class F, 0.53% for Class F3, 0.58% for Class I, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.53% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Auto	2.19%
Basic Industry	0.18%
Capital Goods	0.54%
Consumer Cyclicals	3.02%
Consumer Discretionary	4.54%
Consumer Services	4.21%
Consumer Staples	0.55%
Energy	4.70%
Financial Services	28.26%
Foreign Government	18.69%
Health Care	4.79%
Materials & Processing	4.02%
Municipals	0.81%
Producer Durables	0.22%
Technology	6.09%
Telecommunications	2.59%
Transportation	0.86%
U.S. Government	8.63%
Utilities	1.63%
Repurchase Agreement	3.48%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 90.23%

CORPORATE BONDS 30.48%

Agency 0.25%
Temasek Financial I Ltd. (Singapore)†(a)	2.50%		10/6/2070		$735	$740,779

Auto Parts & Equipment 0.30%
Antofagasta plc (Chile)†(a)	2.375%		10/14/2030		900	904,500

Banking 4.05%
Banco Continental SAECA (Paraguay)†(a)	2.75%		12/10/2025		500	498,750
Banco del Estado de Chile (Chile)†(a)	2.704%		1/9/2025		700	740,694
Banco do Brasil SA†	4.625%		1/15/2025		974	1,061,368
Banco Internacional del Peru SAA Interbank (Peru)†(a)	3.25%		10/4/2026		590	625,701
Banco Internacional del Peru SAA Interbank (Peru)†(a)	3.375%		1/18/2023		970	1,008,800
Banco Latinoamericano de Comercio Exterior SA (Panama)†(a)	2.375%		9/14/2025		478	489,955
Banco Nacional de Panama (Panama)†(a)	2.50%		8/11/2030		500	501,250
Bangkok Bank pcl (Hong Kong)†(a)	5.00% (5 Yr Treasury CMT + 4.73%	)#	–	(b)	770	806,999
Bank Leumi Le-Israel BM (Israel)†(a)	3.275% (5 Yr Treasury CMT + 1.63%	)#	1/29/2031		200	208,250
Itau Unibanco Holding SA/Cayman Island†	4.50% (5 Yr Treasury CMT + 2.82%	)#	11/21/2029		550	569,393
Kookmin Bank (South Korea)†(a)	1.75%		5/4/2025		500	520,158
NBK Tier 1 Financing 2 Ltd. (United Arab Emirates)†(a)	4.50% (6 Yr Swap rate + 2.83%	)#	–	(b)	500	512,500
Sberbank of Russia Via SB Capital SA (Luxembourg)†(a)	6.125%		2/7/2022		1,780	1,876,307
Turkiye Garanti Bankasi AS (Turkey)†(a)	5.875%		3/16/2023		1,516	1,578,083
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	5.25%		2/5/2025		228	225,193
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	6.50%		1/8/2026		974	1,000,930
Total						12,224,331

Brokerage 0.13%
Turkiye Sinai Kalkinma Bankasi AS (Turkey)†(a)	6.00%		1/23/2025		400	404,581

Building & Construction 0.41%
Dianjian Haiyu Ltd. (China)(a)	3.50% (5 Yr Treasury CMT + 6.77%	)#	–	(b)	1,221	1,230,157

18	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.85%
OCP SA (Morocco)†(a)	6.875%	4/25/2044	$500	$656,600
Sociedad Quimica y Minera de Chile SA (Chile)†(a)	4.25%	1/22/2050	400	459,000
Yingde Gases Investment Ltd. (Hong Kong)†(a)	6.25%	1/19/2023	1,400	1,447,135
Total				2,562,735

Electric: Distribution/Transportation 0.83%
OmGrid Funding Ltd.†	5.196%	5/16/2027	1,460	1,481,863
Perusahaan Listrik Negara PT (Indonesia)†(a)	4.125%	5/15/2027	930	1,030,961
Total				2,512,824

Electric: Generation 0.43%
AES Panama Generation Holdings SRL (Panama)†(a)	4.375%	5/31/2030	200	216,630
Greenko Solar Mauritius Ltd. (Mauritius)†(a)	5.95%	7/29/2026	1,000	1,085,082
Total				1,301,712

Electric: Integrated 2.32%
Enel Chile SA (Chile)(a)	4.875%	6/12/2028	1,170	1,380,600
Eskom Holdings SOC Ltd. (South Africa)†(a)	6.35%	8/10/2028	500	553,175
Eskom Holdings SOC Ltd. (South Africa)†(a)	7.125%	2/11/2025	2,160	2,217,780
Perusahaan Listrik Negara PT (Indonesia)†(a)	4.875%	7/17/2049	1,450	1,654,197
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(a)	3.00%	6/30/2030	600	623,333
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(a)	4.00%	6/30/2050	560	575,862
Total				7,004,947

Energy: Exploration & Production 2.12%
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(a)	6.375%	6/1/2028	1,100	1,221,550
KazMunayGas National Co. JSC (Kazakhstan)†(a)	4.75%	4/19/2027	1,100	1,278,833
KazMunayGas National Co. JSC (Kazakhstan)†(a)	6.375%	10/24/2048	500	720,477
KazTransGas JSC (Kazakhstan)†(a)	4.375%	9/26/2027	1,367	1,575,399
PTTEP Treasury Center Co. Ltd. (Thailand)†(a)	3.903%	12/6/2059	361	400,540
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	3.25%	8/15/2030	1,120	1,188,291
Total				6,385,090

Food: Wholesale 0.95%
MHP Lux SA (Luxembourg)†(a)	6.25%	9/19/2029	1,500	1,545,000
MHP Lux SA (Luxembourg)†(a)	6.95%	4/3/2026	1,199	1,322,557
Total				2,867,557

See Notes to Financial Statements.	19

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Foreign Sovereign 1.38%
CBB International Sukuk Co. 6 Spc (Bahrain)†(a)	5.25%	3/20/2025	$2,350	$2,526,978
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan)†(a)	5.625%	12/5/2022	1,600	1,644,000
Total				4,170,978

Forestry/Paper 0.40%
Klabin Austria GmbH (Austria)†(a)	5.75%	4/3/2029	1,050	1,222,473

Gas Distribution 0.59%
AI Candelaria Spain SLU (Spain)†(a)	7.50%	12/15/2028	650	758,881
Oleoducto Central SA (Colombia)†(a)	4.00%	7/14/2027	200	217,302
PT Perusahaan Gas Negara Persero Tbk (Indonesia)†(a)	5.125%	5/16/2024	730	812,424
Total				1,788,607

Government Guaranteed 0.39%
Petroleos Mexicanos (Mexico)†(a)	6.875%	10/16/2025	1,060	1,163,244

Integrated Energy 6.97%
Ecopetrol SA (Colombia)(a)	7.375%	9/18/2043	565	775,502
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(a)	4.95%	2/6/2028	700	802,638
Lukoil Securities BV (Netherlands)†(a)	3.875%	5/6/2030	1,000	1,083,130
Pertamina Persero PT (Indonesia)†(a)	3.10%	1/22/2030	900	968,415
Pertamina Persero PT (Indonesia)†(a)	4.175%	1/21/2050	1,500	1,626,692
Pertamina Persero PT (Indonesia)†(a)	4.70%	7/30/2049	300	344,284
Pertamina Persero PT (Indonesia)†(a)	5.625%	5/20/2043	630	781,244
Petrobras Global Finance BV (Netherlands)(a)	5.60%	1/3/2031	1,631	1,876,955
Petroleos Mexicanos (Mexico)(a)	4.50%	1/23/2026	2,250	2,245,477
Petroleos Mexicanos (Mexico)(a)	5.35%	2/12/2028	4,357	4,304,760
Petroleos Mexicanos (Mexico)(a)	6.50%	6/2/2041	2,375	2,221,813
Petroleos Mexicanos (Mexico)(a)	6.75%	9/21/2047	1,888	1,773,030
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	1.625%	11/24/2025	1,000	1,025,207
Saudi Arabian Oil Co. (Saudi Arabia)(a)	3.50%	4/16/2029	600	667,877
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	4.375%	4/16/2049	425	514,179
Total				21,011,203

Investments & Miscellaneous Financial Services 1.59%
Charming Light Investments Ltd.	4.375%	12/21/2027	780	885,402
China Cinda Finance 2017 I Ltd.	4.75%	2/8/2028	1,205	1,389,919
Chinalco Capital Holdings Ltd.	4.00%	8/25/2021	1,030	1,039,785
MDGH - GMTN BV (Netherlands)†(a)	3.70%	11/7/2049	1,000	1,148,250
Power Finance Corp. Ltd. (India)†(a)	3.95%	4/23/2030	300	321,105
Total				4,784,461

20	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Diversified 0.69%
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	1/22/2030	$800	$856,008
Prosus NV (Netherlands)†(a)	3.68%	1/21/2030	530	577,738
Prosus NV (Netherlands)†(a)	3.832%	2/8/2051	650	638,457
Total				2,072,203

Metals/Mining (Excluding Steel) 0.80%
Corp. Nacional del Cobre de Chile (Chile)†(a)	3.15%	1/15/2051	750	756,112
Corp. Nacional del Cobre de Chile (Chile)†(a)	3.75%	1/15/2031	200	226,658
Corp. Nacional del Cobre de Chile (Chile)†(a)	4.375%	2/5/2049	700	855,076
Indonesia Asahan Aluminium Persero PT (Indonesia)†(a)	5.45%	5/15/2030	480	578,111
Total				2,415,957

Oil Field Equipment & Services 0.35%
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	1,000	1,058,029

Oil Refining & Marketing 1.00%
Citgo Holding, Inc.†	9.25%	8/1/2024	208	191,880
Empresa Nacional del Petroleo (Chile)†(a)	4.50%	9/14/2047	1,400	1,556,654
Thaioil Treasury Center Co. Ltd. (Thailand)†(a)	3.50%	10/17/2049	1,300	1,254,068
Total				3,002,602

Rail 0.67%
China Railway Xunjie Co. Ltd. (China)(a)	3.25%	7/28/2026	1,038	1,118,752
Kazakhstan Temir Zholy Finance BV (Netherlands)†(a)	6.95%	7/10/2042	600	887,976
Total				2,006,728

Real Estate Development & Management 0.69%
Kaisa Group Holdings Ltd. (China)†(a)	11.95%	10/22/2022	550	586,025
Sunac China Holdings Ltd. (China)(a)	7.875%	2/15/2022	830	852,162
Yuzhou Group Holdings Co. Ltd. (China)(a)	8.375%	10/30/2024	600	654,750
Total				2,092,937

Software/Services 0.07%
Baidu, Inc. (China)(a)	3.075%	4/7/2025	200	213,945

Sovereign 0.38%
CBB International Sukuk Programme Co. SPC (Bahrain)†(a)	6.25%	11/14/2024	1,050	1,158,871

Specialty Retail 0.96%
JD.com, Inc. (China)(a)	4.125%	1/14/2050	1,280	1,433,080
Meituan (China)†(a)	3.05%	10/28/2030	1,400	1,456,840
Total				2,889,920

See Notes to Financial Statements.	21

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Steel Producers/Products 0.14%
POSCO (South Korea)†(a)	2.50%	1/17/2025		$400	$420,036

Transportation (Excluding Air/Rail) 0.44%
DP World Crescent Ltd.	3.875%	7/18/2029		1,200	1,318,068

Transportation: Infrastructure/Services 0.33%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.375%	7/3/2029		300	325,991
ENA Master Trust (Panama)†(a)	4.00%	5/19/2048		201	216,829
Transnet SOC Ltd. (South Africa)†(a)	4.00%	7/26/2022		435	440,903
Total					983,723
Total Corporate Bonds (cost $85,476,026)					91,913,198

FOREIGN GOVERNMENT OBLIGATIONS 59.75%

Angola 1.13%
Republic of Angola†(a)	8.25%	5/9/2028		2,185	2,101,804
Republic of Angola†(a)	9.125%	11/26/2049		1,400	1,296,750
Total					3,398,554

Argentina 0.80%
Argentine Republic Government International Bond(a)	0.125%	7/9/2030		771	313,649
Argentine Republic Government International Bond(a)	0.125%	7/9/2035		3,309	1,214,536
Argentine Republic Government International Bond(a)	0.125%	1/9/2038		1,552	637,500
Argentine Republic Government International Bond(a)	0.125%	7/9/2046		243	89,361
Argentine Republic Government International Bond(a)	1.00%	7/9/2029		327	141,922
Total					2,396,968

Bahrain 1.49%
Kingdom of Bahrain†(a)	5.45%	9/16/2032		1,912	2,016,896
Kingdom of Bahrain†(a)	6.00%	9/19/2044		500	519,456
Kingdom of Bahrain†(a)	6.75%	9/20/2029		1,050	1,209,454
Kingdom of Bahrain†(a)	7.00%	1/26/2026		650	758,391
Total					4,504,197

Benin 0.22%
Benin Government International Bond†(c)	5.75%	3/26/2026	EUR	500	646,894

Bermuda 0.46%
Bermuda Government International Bond†	2.375%	8/20/2030		$320	336,400
Bermuda Government International Bond†	3.375%	8/20/2050		975	1,054,219
Total					1,390,619

22	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Brazil 1.33%
Federal Republic of Brazil(a)	3.875%	6/12/2030	$1,700	$1,796,475
Federal Republic of Brazil(a)	4.75%	1/14/2050	1,606	1,722,636
Federal Republic of Brazil(a)	5.00%	1/27/2045	436	485,832
Total				4,004,943

China 0.17%
China Government International Bond†(a)	2.25%	10/21/2050	525	521,561

Colombia 2.25%
Republic of Colombia(a)	3.00%	1/30/2030	1,505	1,580,077
Republic of Colombia(a)	3.875%	4/25/2027	1,560	1,741,834
Republic of Colombia(a)	4.125%	5/15/2051	1,000	1,114,500
Republic of Colombia(a)	5.00%	6/15/2045	1,910	2,337,362
Total				6,773,773

Costa Rica 0.99%
Costa Rica Government†(a)	4.25%	1/26/2023	818	786,302
Costa Rica Government†(a)	4.375%	4/30/2025	590	552,326
Costa Rica Government†(a)	5.625%	4/30/2043	1,937	1,636,765
Total				2,975,393

Dominican Republic 2.45%
Dominican Republic†(a)	4.875%	9/23/2032	2,044	2,266,285
Dominican Republic†(a)	5.95%	1/25/2027	1,375	1,620,781
Dominican Republic†(a)	6.40%	6/5/2049	2,575	3,032,063
Dominican Republic†(a)	6.50%	2/15/2048	400	474,000
Total				7,393,129

Ecuador 1.08%
Ecuador Government International Bond†(a)	Zero Coupon	7/31/2030	1,296	620,570
Ecuador Government International Bond†(a)	0.50%	7/31/2030	558	358,923
Ecuador Government International Bond†(a)	0.50%	7/31/2035	2,611	1,426,358
Ecuador Government International Bond†(a)	0.50%	7/31/2040	1,670	855,712
Total				3,261,563

Egypt 3.24%
Republic of Egypt†(a)	4.55%	11/20/2023	1,140	1,184,916
Republic of Egypt†(a)	6.125%	1/31/2022	1,220	1,275,683
Republic of Egypt†(a)	6.588%	2/21/2028	3,505	3,864,262
Republic of Egypt†(a)	7.625%	5/29/2032	687	780,089
Republic of Egypt†(a)	7.903%	2/21/2048	1,620	1,766,408
Republic of Egypt†(a)	8.15%	11/20/2059	800	882,826
Total				9,754,184

See Notes to Financial Statements.	23

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
El Salvador 0.52%
Republic of EI Salvador†(a)	6.375%	1/18/2027		$1,650	$1,569,992

Ghana 1.71%
Republic of Ghana†(a)	6.375%	2/11/2027		2,520	2,625,044
Republic of Ghana†(a)	7.625%	5/16/2029		730	778,190
Republic of Ghana(a)	7.875%	3/26/2027		625	689,186
Republic of Ghana†(a)	8.95%	3/26/2051		1,000	1,046,050
Total					5,138,470

Guatemala 1.33%
Republic of Guatemala†(a)	4.375%	6/5/2027		1,125	1,252,643
Republic of Guatemala†(a)	4.90%	6/1/2030		1,000	1,171,060
Republic of Guatemala†(a)	5.375%	4/24/2032		200	244,750
Republic of Guatemala†(a)	6.125%	6/1/2050		1,000	1,327,500
Total					3,995,953

Honduras 0.17%
Honduras Government†(a)	5.625%	6/24/2030		450	516,375

Indonesia 2.31%
Republic of Indonesia(a)	3.70%	10/30/2049		700	768,933
Republic of Indonesia(a)	4.10%	4/24/2028		930	1,083,073
Republic of Indonesia†(a)	4.75%	1/8/2026		2,075	2,430,834
Republic of Indonesia(a)	4.75%	2/11/2029		2,200	2,670,941
Total					6,953,781

Israel 0.35%
State of Israel(a)	3.375%	1/15/2050		957	1,061,696

Ivory Coast 0.54%
Ivory Coast Government International Bond†(c)	4.875%	1/30/2032	EUR	800	1,007,500
Ivory Coast Government International Bond†(a)	5.75%	12/31/2032		$616	623,800
Total					1,631,300

Jordan 0.18%
Kingdom of Jordan†(a)	5.85%	7/7/2030		500	552,905

Kazakhstan 0.78%
Republic of Kazakhstan†(c)	1.50%	9/30/2034	EUR	500	645,410
Republic of Kazakhstan†(a)	3.875%	10/14/2024		$422	469,959
Republic of Kazakhstan†(a)	4.875%	10/14/2044		915	1,243,458
Total					2,358,827

24	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Kenya 1.53%
Republic of Kenya†(a)	7.00%	5/22/2027	$1,050	$1,159,987
Republic of Kenya†(a)	7.25%	2/28/2028	2,189	2,461,338
Republic of Kenya†(a)	8.25%	2/28/2048	874	1,003,483
Total				4,624,808

Lebanon 0.09%
Republic of Lebanon(a)(d)	6.65%	2/26/2030	1,948	276,733

Mexico 1.42%
United Mexican States(a)	2.659%	5/24/2031	1,064	1,091,717
United Mexican States(a)	3.771%	5/24/2061	1,445	1,508,580
United Mexican States(a)	4.50%	1/31/2050	1,430	1,678,463
Total				4,278,760

Mongolia 0.57%
Development Bank of Mongolia LLC†(a)	7.25%	10/23/2023	422	453,055
Mongolia Government International Bond†(a)	5.125%	4/7/2026	600	645,040
Republic of Mongolia†(a)	5.125%	12/5/2022	606	631,776
Total				1,729,871

Morocco 0.28%
Morocco Government International Bond†(a)	3.00%	12/15/2032	320	325,763
Morocco Government International Bond†(a)	4.00%	12/15/2050	500	517,105
Total				842,868

Nigeria 2.77%
Republic of Nigeria†(a)	6.375%	7/12/2023	1,576	1,709,511
Republic of Nigeria†(a)	6.50%	11/28/2027	4,193	4,528,545
Republic of Nigeria(a)	7.875%	2/16/2032	450	496,206
Republic of Nigeria†(a)	9.248%	1/21/2049	1,374	1,619,059
Total				8,353,321

Oman 1.79%
Oman Government International Bond†(a)	4.75%	6/15/2026	3,808	3,819,538
Oman Government International Bond†(a)	6.75%	1/17/2048	1,600	1,589,050
Total				5,408,588

Pakistan 0.85%
Republic of Pakistan†(a)	6.875%	12/5/2027	1,100	1,152,173
Republic of Pakistan†(a)	8.25%	4/15/2024	1,300	1,421,355
Total				2,573,528

See Notes to Financial Statements.	25

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Panama 1.45%
Republic of Panama(a)	2.252%	9/29/2032		$1,300	$1,343,875
Republic of Panama(a)	3.87%	7/23/2060		1,010	1,194,325
Republic of Panama(a)	4.50%	4/16/2050		250	322,500
Republic of Panama(a)	4.50%	4/1/2056		1,160	1,499,300
Total					4,360,000

Paraguay 1.10%
Republic of Paraguay†(a)	4.70%	3/27/2027		900	1,055,250
Republic of Paraguay†(a)	5.40%	3/30/2050		1,775	2,254,250
Total					3,309,500

Peru 1.17%
Peruvian Government International Bond(a)	2.78%	12/1/2060		865	874,515
Republic of Peru(a)	1.862%	12/1/2032		1,000	1,009,875
Republic of Peru(a)	2.783%	1/23/2031		350	384,916
Republic of Peru(a)	2.844%	6/20/2030		1,140	1,266,038
Total					3,535,344

Philippines 0.67%
Philippine Government International Bond(a)	1.648%	6/10/2031		1,000	1,015,002
Philippine Government International Bond(a)	2.65%	12/10/2045		1,000	1,015,092
Total					2,030,094

Qatar 3.89%
State of Qatar†(a)	3.25%	6/2/2026		3,944	4,394,010
State of Qatar†(a)	3.375%	3/14/2024		1,700	1,843,650
State of Qatar†(a)	4.00%	3/14/2029		1,650	1,959,375
State of Qatar(a)	4.40%	4/16/2050		500	652,950
State of Qatar†(a)	4.40%	4/16/2050		950	1,240,605
State of Qatar†(a)	4.817%	3/14/2049		784	1,071,877
State of Qatar†(a)	5.103%	4/23/2048		411	579,021
Total					11,741,488

Romania 1.06%
Romanian Government International Bond†(c)	2.625%	12/2/2040	EUR	1,000	1,305,211
Romanian Government International Bond†(a)	4.00%	2/14/2051		$1,732	1,889,278
Total					3,194,489

Russia 1.04%
Russian Federation†(a)	4.25%	6/23/2027		800	914,500
Russian Federation†(a)	5.25%	6/23/2047		1,600	2,220,101
Total					3,134,601

26	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Saudi Arabia 3.34%
Saudi International Bond†(a)	2.50%	2/3/2027	$1,500	$1,586,160
Saudi International Bond†(a)	2.75%	2/3/2032	1,000	1,057,855
Saudi International Bond†(a)	3.25%	10/26/2026	1,731	1,920,631
Saudi International Bond†(a)	3.625%	3/4/2028	1,702	1,910,356
Saudi International Bond†(a)	4.50%	4/22/2060	1,345	1,691,001
Saudi International Bond†(a)	5.00%	4/17/2049	1,450	1,904,974
Total				10,070,977

Senegal 1.21%
Republic of Senegal†(a)	6.25%	7/30/2024	1,341	1,481,385
Republic of Senegal†(a)	6.25%	5/23/2033	1,928	2,169,879
Total				3,651,264

South Africa 1.55%
Republic of South Africa(a)	4.30%	10/12/2028	3,994	4,172,452
Republic of South Africa(a)	5.75%	9/30/2049	500	502,661
Total				4,675,113

Sri Lanka 1.49%
Republic of Sri Lanka†(a)	5.75%	4/18/2023	1,531	986,745
Republic of Sri Lanka†(a)	5.875%	7/25/2022	920	641,074
Republic of Sri Lanka†(a)	6.25%	7/27/2021	1,750	1,523,165
Republic of Sri Lanka†(a)	6.75%	4/18/2028	1,130	651,874
Republic of Sri Lanka†(a)	7.55%	3/28/2030	550	317,543
Republic of Sri Lanka†(a)	7.85%	3/14/2029	650	377,488
Total				4,497,889

Turkey 3.01%
Republic of Turkey(a)	3.25%	3/23/2023	1,625	1,623,000
Republic of Turkey(a)	4.25%	4/14/2026	3,060	3,041,159
Republic of Turkey(a)	5.25%	3/13/2030	445	447,528
Republic of Turkey(a)	5.75%	5/11/2047	1,250	1,193,731
Republic of Turkey(a)	5.95%	1/15/2031	1,000	1,045,000
Republic of Turkey(a)	6.625%	2/17/2045	500	524,625
Turkiye Ihracat Kredi Bankasi AS†(a)	4.25%	9/18/2022	525	523,034
Turkiye Ihracat Kredi Bankasi AS†(a)	5.375%	2/8/2021	200	200,926
Turkiye Ihracat Kredi Bankasi AS†(a)	8.25%	1/24/2024	450	488,812
Total				9,087,815

See Notes to Financial Statements.	27

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Ukraine 2.38%
Ukraine Government(a)	Zero Coupon	#(e)	5/31/2040	$765	$790,930
Ukraine Government†(a)	7.253%		3/15/2033	1,450	1,587,663
Ukraine Government†(a)	7.375%		9/25/2032	2,884	3,177,807
Ukraine Government†(a)	8.994%		2/1/2024	1,420	1,610,862
Total					7,167,262

United Arab Emirates 1.62%
Abu Dhabi Government International Bond†(a)	1.70%		3/2/2031	1,989	1,992,489
Abu Dhabi Government International Bond†(a)	2.50%		9/30/2029	950	1,027,344
Abu Dhabi Government International Bond†(a)	2.70%		9/2/2070	1,305	1,220,965
Abu Dhabi Government International Bond†(a)	3.125%		9/30/2049	600	644,325
Total					4,885,123

Uruguay 1.46%
Republic of Uruguay(a)	4.375%		1/23/2031	750	921,799
Republic of Uruguay(a)	4.975%		4/20/2055	1,593	2,216,261
Republic of Uruguay(a)	5.10%		6/18/2050	896	1,258,248
Total					4,396,308

Uzbekistan 0.39%
Republic of Uzbekistan†(a)	3.70%		11/25/2030	500	528,605
Republic of Uzbekistan†(a)	4.75%		2/20/2024	600	653,166
Total					1,181,771

Vietnam 0.12%
Socialist Republic of Vietnam†(a)	4.80%		11/19/2024	328	369,009
Total Foreign Government Obligations (cost $170,334,460)					180,177,601
Total Long-Term Investments (cost $255,810,486)					272,090,799

SHORT-TERM INVESTMENT 7.20%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $22,135,800 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $22,135,800; proceeds: $21,701,704 (cost $21,701,704)				21,702	21,701,704
Total Investments in Securities 97.43% (cost $277,512,190)					293,792,503
Cash and Other Assets in Excess of Liabilities(f) 2.57%					7,754,383
Net Assets 100.00%					$301,546,886

28	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2020

EUR	Euro.
CMT	Constant Maturity Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $193,891,771, which represents 64.30% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Defaulted (non-income producing security).
(e)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(f)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2020(1):

Referenced Index	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.EM.34(4)(5)	Credit Suisse	1.00%	12/20/2025	$26,787,317	$26,144,399	$(1,380,932)	$738,014

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid/received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $738,014. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	J.P. Morgan	3/4/2021	2,850,000	$3,454,927	$3,486,357	$(31,430)
Euro	Sell	State Street Bank and Trust	3/4/2021	49,000	59,539	59,941	(402)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(31,832)

See Notes to Financial Statements.	29

Schedule of Investments (concluded)

EMERGING MARKETS BOND FUND December 31, 2020

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	66	Long		$14,570,643		$14,584,453	$13,810
U.S. 5-Year Treasury Note	March 2021	23	Long		2,896,292		2,901,773	5,481
U.S. 10-Year Ultra Treasury Note	March 2021	62	Short		(9,706,225)		(9,694,281)	11,944
U.S. Ultra Treasury Bond	March 2021	29	Short		(6,195,731)		(6,193,312)	2,419
Total Unrealized Appreciation on Open Futures Contracts								$33,654

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
Euro-Bund	March 2021	5	Short	EUR	(883,841)	EUR	(888,200)	$(5,325)
U.S. Long Bond	March 2021	126	Long		$21,947,540		$21,821,625	(125,915)
Total Unrealized Depreciation on Open Futures Contracts								$(131,240)

The following is a summary of the inputs used as of December 31, 2020 in valuing the Funds investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$91,913,198	$–	$91,913,198
Foreign Government Obligations	–	180,177,601	–	180,177,601
Short-Term Investment
Repurchase Agreement	–	21,701,704	–	21,701,704
Total	$–	$293,792,503	$–	$293,792,503
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$738,014	$–	$738,014
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(31,832)	–	(31,832)
Futures Contracts
Assets	33,654	–	–	33,654
Liabilities	(131,240)	–	–	(131,240)
Total	$(97,586)	$706,182	$–	$608,596

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

30	See Notes to Financial Statements.

Schedule of Investments

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments					Shares (000)	Fair Value
COMMON STOCK 0.04%

Metals & Minerals: Miscellaneous
Vedanta Ltd. ADR (cost $57,261)					3	$24,768

	Interest Rate		Maturity Date		Principal Amount (000)

CORPORATE BONDS 89.20%

Air Transportation 0.29%
Azul Investments LLP†	5.875%		10/26/2024		$200	187,402

Auto Parts: Original Equipment 0.32%
Nemak SAB de CV (Mexico)†(a)	4.75%		1/23/2025		200	206,875

Banks: Regional 17.82%
ADCB Finance Cayman Ltd.†	4.00%		3/29/2023		200	213,658
Akbank T.A.S. (Turkey)†(a)	5.00%		10/24/2022		450	456,464
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)(a)	6.95% (5 Yr Treasury CMT + 4.57%	)#	–	(b)	250	260,250
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(a)	7.75%		4/28/2021		200	204,527
Banco BBVA Peru SA (Peru)(a)	5.00%		8/26/2022		200	213,529
Banco Continental SAECA (Paraguay)†(a)	2.75%		12/10/2025		200	199,500
Banco de Bogota SA (Colombia)†(a)	6.25%		5/12/2026		300	346,503
Banco de Credito e Inversiones SA (Chile)†(a)	3.50%		10/12/2027		200	221,717
Banco del Estado de Chile (Chile)†(a)	2.704%		1/9/2025		200	211,627
Banco do Brasil SA†	4.625%		1/15/2025		200	217,940
Banco Internacional del Peru SAA Interbank (Peru)†(a)	3.25%		10/4/2026		230	243,917
Banco Mercantil del Norte SA†	7.625% (10 Yr Treasury CMT + 5.35%	)#	–	(b)	200	227,252
Banco Santander Chile (Chile)†(a)	2.70%		1/10/2025		200	212,002
Bancolombia SA (Colombia)(a)	4.625% (5 Yr Treasury CMT + 2.94%	)#	12/18/2029		200	210,502
Bangkok Bank pcl (Hong Kong)†(a)	5.00% (5 Yr Treasury CMT + 4.73%	)#	–	(b)	200	209,610
Bangkok Bank plc (Hong Kong)†(a)	5.00%		10/3/2023		200	222,079
Banistmo SA (Panama)†(a)	3.65%		9/19/2022		400	411,304
Bank Leumi Le-Israel BM (Israel)†(a)	3.275% (5 Yr Treasury CMT + 1.63%	)#	1/29/2031		200	208,250

See Notes to Financial Statements.	31

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Bank of China Hong Kong Ltd. (Hong Kong)†(a)	5.90% (5 Yr Treasury CMT + 3.04%	)#	–	(b)	$400	$435,007
Bank of China Ltd. (China)†(a)	5.00%		11/13/2024		400	449,418
BBVA Bancomer SA†	5.125% (5 Yr Treasury CMT + 2.65%	)#	1/18/2033		450	485,550
BBVA Bancomer SA†	1.875%		9/18/2025		300	303,375
Global Bank Corp. (Panama)†(a)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		540	590,962
Itau Unibanco Holding SA†	4.625% (5 Yr Treasury CMT + 3.22%	)#	–	(b)	250	245,628
Itau Unibanco Holding SA/Cayman Island†	4.50% (5 Yr Treasury CMT + 2.82%	)#	11/21/2029		250	258,815
KEB Hana Bank (South Korea)†(a)	4.375%		9/30/2024		200	222,654
Kookmin Bank (South Korea)†(a)	1.75%		5/4/2025		200	208,063
NBK SPC Ltd. (United Arab Emirates)†(a)	2.75%		5/30/2022		200	205,727
NBK Tier 1 Financing 2 Ltd. (United Arab Emirates)†(a)	4.50% (6 Yr Swap rate + 2.83%	)#	–	(b)	300	307,500
QNB Finansbank AS (Turkey)†(a)	4.875%		5/19/2022		200	204,773
QNB Finansbank AS (Turkey)†(a)	6.875%		9/7/2024		400	437,586
Sberbank of Russia Via SB Capital SA (Luxembourg)†(a)	5.25%		5/23/2023		450	482,083
Sberbank of Russia Via SB Capital SA (Luxembourg)†(a)	6.125%		2/7/2022		200	210,821
Turkiye Garanti Bankasi AS (Turkey)†(a)	5.875%		3/16/2023		500	520,476
Turkiye Sinai Kalkinma Bankasi AS (Turkey)†(a)	6.00%		1/23/2025		200	202,290
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	6.50%		1/8/2026		200	205,530
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	5.25%		2/5/2025		200	197,538
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	6.00%		11/1/2022		450	454,838
Woori Bank (South Korea)†(a)	4.75%		4/30/2024		400	445,944
Total						11,565,209

Building Materials 0.34%
Cemex SAB de CV (Mexico)†(a)	5.45%		11/19/2029		200	220,352

Business Services 1.66%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.375%		7/3/2029		400	434,656
DP World plc (United Arab Emirates)†(a)	6.85%		7/2/2037		300	412,500
DP World plc (United Arab Emirates)†(a)	4.70%		9/30/2049		200	231,528
Total						1,078,684

32	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 3.11%
Equate Petrochemical BV (Netherlands)†(a)	3.00%	3/3/2022	$200	$204,380
OCP SA (Morocco)†(a)	6.875%	4/25/2044	200	262,640
Orbia Advance Corp. SAB de CV (Mexico)†(a)	5.50%	1/15/2048	200	243,050
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(a)	3.949%	4/24/2023	200	209,924
SABIC Capital II BV (Netherlands)†(a)	4.00%	10/10/2023	200	216,175
Sociedad Quimica y Minera de Chile SA (Chile)†(a)	4.25%	1/22/2050	200	229,500
Tianqi Finco Co. Ltd.	3.75%	11/28/2022	300	238,657
Yingde Gases Investment Ltd. (Hong Kong)†(a)	6.25%	1/19/2023	400	413,467
Total				2,017,793

Computer Software 0.31%
Marble II Pte Ltd. (Singapore)†(a)	5.30%	6/20/2022	200	201,750

Containers 0.73%
CANPACK SA/Eastern PA Land Investment Holding LLC (Luxembourg)†(a)	3.125%	11/1/2025	214	215,338
Klabin Austria GmbH (Austria)†(a)	7.00%	4/3/2049	200	256,502
Total				471,840

Diversified 0.98%
CK Hutchison International 17 Ltd. (Hong Kong)†(a)	3.50%	4/5/2027	200	221,976
KOC Holding AS (Turkey)†(a)	5.25%	3/15/2023	400	414,184
Total				636,160

Drugs 2.21%
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	3.15%	10/1/2026	779	750,282
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	2.80%	7/21/2023	421	417,565
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	6.00%	4/15/2024	250	265,581
Total				1,433,428

Electric: Power 11.41%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(a)	4.875%	4/23/2030	400	499,582
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(a)	3.625%	1/12/2023	200	211,618
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(a)	4.00%	10/3/2049	200	240,788

See Notes to Financial Statements.	33

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Acwa Power Management & Investments One Ltd. (Saudi Arabia)†(a)	5.95%	12/15/2039	$200	$239,708
Adani Transmission Ltd. (India)†(a)	4.00%	8/3/2026	600	650,474
AES Panama Generation Holdings SRL (Panama)†(a)	4.375%	5/31/2030	200	216,630
Celeo Redes Operacion Chile SA (Chile)†(a)	5.20%	6/22/2047	388	450,238
Cemig Geracao e Transmissao SA (Brazil)†(a)	9.25%	12/5/2024	248	286,752
Cikarang Listrindo Tbk PT (Indonesia)†(a)	4.95%	9/14/2026	400	418,000
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(a)	4.45%	8/1/2035	200	239,250
Engie Energia Chile SA (Chile)†(a)	4.50%	1/29/2025	400	444,330
Eskom Holdings SOC Ltd. (South Africa)†(a)	7.125%	2/11/2025	400	410,700
Eskom Holdings SOC Ltd. (South Africa)†(a)	8.45%	8/10/2028	250	276,725
Eskom Holdings SOC Ltd. (South Africa)†(a)	5.75%	1/26/2021	200	199,680
Eskom Holdings SOC Ltd. (South Africa)†(a)	6.35%	8/10/2028	200	221,270
Greenko Investment Co. (India)†(a)	4.875%	8/16/2023	200	204,984
Israel Electric Corp. Ltd. (Israel)†(a)	4.25%	8/14/2028	250	289,375
Mong Duong Finance Holdings BV (Vietnam)†(a)	5.125%	5/7/2029	536	564,281
Pampa Energia SA (Argentina)†(a)	7.50%	1/24/2027	200	177,875
Pampa Energia SA (Argentina)†(a)	9.125%	4/15/2029	250	221,250
Saudi Electricity Global Sukuk Co. 3 (Saudi Arabia)†(a)	5.50%	4/8/2044	400	533,755
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia)†(a)	4.85%	10/14/2038	200	223,602
Terraform Global Operating LLC†	6.125%	3/1/2026	180	184,691
Total				7,405,558

Energy Equipment & Services 0.51%
Greenko Solar Mauritius Ltd. (Mauritius)†(a)	5.95%	7/29/2026	200	217,016
YPF Energia Electrica SA (Argentina)†(a)	10.00%	7/25/2026	142	117,329
Total				334,345

Engineering & Contracting Services 0.96%
Aeropuerto Internacional de Tocumen SA (Panama)†(a)	6.00%	11/18/2048	198	237,458
GMR Hyderabad International Airport Ltd. (India)†(a)	4.25%	10/27/2027	400	387,959
Total				625,417

Financial Services 2.37%
BOC Aviation Ltd. (Singapore)†(a)	3.00%	9/11/2029	200	207,942
China Cinda Finance 2017 I Ltd.	4.40%	3/9/2027	200	225,582

34	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Financial Services (continued)
China Cinda Finance 2017 I Ltd.	4.10%		3/9/2024		$200	$215,034
Intercorp Peru Ltd. (Peru)†(a)	3.875%		8/15/2029		200	208,262
Power Finance Corp. Ltd. (India)†(a)	6.15%		12/6/2028		200	244,105
Power Finance Corp. Ltd. (India)†(a)	3.95%		4/23/2030		200	214,070
SURA Asset Management SA (Colombia)†(a)	4.375%		4/11/2027		200	226,214
Total						1,541,209

Food 2.31%
Arcor SAIC (Argentina)†(a)	6.00%		7/6/2023		185	182,366
Grupo KUO SAB De CV (Mexico)†(a)	5.75%		7/7/2027		200	210,350
Minerva Luxembourg SA (Luxembourg)†(a)	5.875%		1/19/2028		400	432,104
NBM US Holdings, Inc.†	6.625%		8/6/2029		400	459,542
Ulker Biskuvi Sanayi AS (Turkey)†(a)	6.95%		10/30/2025		200	216,964
Total						1,501,326

Health Care Services 0.65%
Rede D’or Finance Sarl (Luxembourg)†(a)	4.95%		1/17/2028		200	214,465
Rede D’or Finance Sarl (Luxembourg)†(a)	4.50%		1/22/2030		200	208,900
Total						423,365

Household Equipment/Products 0.34%
Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(a)	6.95%		3/14/2026		200	223,000

Investment Management Companies 1.33%
Huarong Finance 2017 Co. Ltd. (Hong Kong)(a)	4.50% (5 Yr Treasury CMT + 7.77%	)#	–	(b)	200	203,800
Huarong Finance 2019 Co. Ltd. (Hong Kong)(a)	3.875%		11/13/2029		200	212,792
MDGH - GMTN BV (Netherlands)†(a)	2.875%		11/7/2029		200	216,582
MDGH - GMTN BV (Netherlands)†(a)	3.70%		11/7/2049		200	229,650
Total						862,824

Lodging 2.26%
MGM China Holdings Ltd. (Macau)†(a)	5.875%		5/15/2026		450	476,676
Wynn Macau Ltd. (Macau)†(a)	5.50%		10/1/2027		500	519,900
Wynn Macau Ltd. (Macau)†(a)	5.625%		8/26/2028		450	472,469
Total						1,469,045

Machinery: Agricultural 2.62%
JBS Investments II GmbH (Austria)†(a)	7.00%		1/15/2026		200	216,190
JBS Investments II GmbH (Austria)†(a)	5.75%		1/15/2028		600	643,131

See Notes to Financial Statements.	35

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Machinery: Agricultural (continued)
MHP Lux SA (Luxembourg)†(a)	6.95%	4/3/2026		$200	$220,610
MHP Lux SA (Luxembourg)†(a)	6.25%	9/19/2029		600	618,000
Total					1,697,931

Media 1.37%
Cable Onda SA (Panama)†(a)	4.50%	1/30/2030		200	220,875
Grupo Televisa SAB (Mexico)(a)	6.625%	1/15/2040		132	185,201
Summer BidCo BV 9.75% PIK†(c)	9.00%	11/15/2025	EUR	210	266,301
VTR Finance NV (Chile)†(a)	6.375%	7/15/2028		$200	218,750
Total					891,127

Metals & Minerals: Miscellaneous 5.15%
AngloGold Ashanti Holdings plc (United Kingdom)(a)	6.50%	4/15/2040		150	188,810
Antofagasta plc (Chile)†(a)	2.375%	10/14/2030		200	201,000
Chinalco Capital Holdings Ltd.	4.00%	8/25/2021		200	201,900
Corp. Nacional del Cobre de Chile (Chile)†(a)	3.15%	1/15/2051		200	201,630
First Quantum Minerals Ltd. (Canada)†(a)	7.50%	4/1/2025		220	229,350
First Quantum Minerals Ltd. (Canada)†(a)	6.875%	10/15/2027		400	434,500
Fresnillo plc (Mexico)†(a)	4.25%	10/2/2050		200	219,950
Minera Mexico SA de CV (Mexico)†(a)	4.50%	1/26/2050		200	231,802
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(a)	4.10%	4/11/2023		400	420,573
Nexa Resources SA (Brazil)†(a)	5.375%	5/4/2027		200	222,602
Southern Copper Corp. (Peru)(a)	5.875%	4/23/2045		240	346,764
Vedanta Resources Finance II PLC†(a)	13.875%	1/21/2024		250	264,594
Vedanta Resources plc (India)†(a)	6.375%	7/30/2022		200	178,050
Total					3,341,525

Natural Gas 1.25%
ENN Energy Holdings Ltd. (China)†(a)	2.625%	9/17/2030		200	201,264
Gas Natural de Lima y Callao SA (Peru)†(a)	4.375%	4/1/2023		400	427,062
Nakilat, Inc. (Qatar)†(a)	6.267%	12/31/2033		144	181,544
Total					809,870

Oil 9.50%
Dolphin Energy Ltd. LLC (United Arab Emirates)†(a)	5.50%	12/15/2021		200	209,252
Ecopetrol SA (Colombia)(a)	4.125%	1/16/2025		425	462,723
Ecopetrol SA (Colombia)(a)	5.875%	5/28/2045		303	367,312
Geopark Ltd. (Chile)†(a)	5.50%	1/17/2027		200	200,502

36	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(a)	6.375%	6/1/2028	$200	$222,100
Lukoil Securities BV (Netherlands)†(a)	3.875%	5/6/2030	200	216,626
Pertamina Persero PT (Indonesia)†(a)	4.15%	2/25/2060	200	213,403
Petrobras Global Finance BV (Netherlands)(a)	7.25%	3/17/2044	340	439,450
Petrobras Global Finance BV (Netherlands)(a)	6.90%	3/19/2049	131	166,370
Petrobras Global Finance BV (Netherlands)(a)	5.60%	1/3/2031	118	135,794
Petrobras Global Finance BV (Netherlands)(a)	5.093%	1/15/2030	453	506,794
Petroleos Mexicanos (Mexico)†(a)	6.875%	10/16/2025	110	120,714
Petroleos Mexicanos (Mexico)(a)	5.35%	2/12/2028	370	365,564
PTTEP Treasury Center Co. Ltd. (Thailand)†(a)	3.903%	12/6/2059	200	221,906
PTTEP Treasury Center Co. Ltd. (Thailand)†(a)	2.993%	1/15/2030	250	266,309
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	1.625%	11/24/2025	200	205,041
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	4.375%	4/16/2049	400	483,933
Saudi Arabian Oil Co. (Saudi Arabia)(a)	3.50%	4/16/2029	200	222,626
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	3.25%	8/15/2030	200	212,195
Thaioil Treasury Center Co. Ltd. (Thailand)†(a)	3.50%	10/17/2049	200	192,933
Tupras Turkiye Petrol Rafinerileri AS (Turkey)†(a)	4.50%	10/18/2024	200	198,800
YPF SA (Argentina)†(a)	6.95%	7/21/2027	740	535,575
Total				6,165,922

Oil: Crude Producers 2.57%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	400	498,416
AI Candelaria Spain SLU (Spain)†(a)	7.50%	12/15/2028	250	291,877
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	200	211,606
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	200	223,100
Oleoducto Central SA (Colombia)†(a)	4.00%	7/14/2027	200	217,302
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	200	224,714
Total				1,667,015

Paper & Forest Products 0.31%
Suzano Austria GmbH (Brazil)(a)	3.75%	1/15/2031	192	203,952

Real Estate Investment Trusts 5.06%
Country Garden Holdings Co. Ltd. (China)(a)	4.75%	1/17/2023	200	205,408
Country Garden Holdings Co. Ltd. (China)(a)	5.125%	1/17/2025	200	210,407

See Notes to Financial Statements.	37

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Kaisa Group Holdings Ltd. (China)(a)	9.375%		6/30/2024		$400	$388,750
Kaisa Group Holdings Ltd. (China)†(a)	11.95%		10/22/2022		200	213,100
Longfor Group Holdings Ltd. (China)(a)	4.50%		1/16/2028		200	222,576
MAF Sukuk Ltd.	4.50%		11/3/2025		200	220,356
Sunac China Holdings Ltd. (China)(a)	7.875%		2/15/2022		500	513,350
Swire Properties MTN Financing Ltd. (Hong Kong)(a)	3.625%		1/13/2026		200	220,335
Trust Fibra Uno (Mexico)†(a)	6.39%		1/15/2050		200	234,650
Yuzhou Group Holdings Co. Ltd. (China)(a)	8.375%		10/30/2024		400	436,500
Zhenro Properties Group Ltd. (China)(a)	10.25% (3 Yr Treasury CMT + 13.41%	)#	–	(b)	200	209,500
Zhenro Properties Group Ltd. (China)(a)	8.65%		1/21/2023		200	209,507
Total						3,284,439

Retail 0.32%
Arcos Dorados Holdings, Inc. (Uruguay)†(a)	5.875%		4/4/2027		200	210,877

Steel 2.29%
CSN Resources SA (Brazil)†(a)	7.625%		2/13/2023		200	207,802
CSN Resources SA (Brazil)†(a)	7.625%		4/17/2026		200	215,250
GUSAP III LP†	4.25%		1/21/2030		300	335,253
Novolipetsk Steel via Steel Funding DAC (Ireland)†(a)	4.00%		9/21/2024		250	268,601
POSCO (South Korea)†(a)	2.50%		1/17/2025		200	210,018
Vale Overseas Ltd. (Brazil)(a)	6.25%		8/10/2026		200	248,300
Total						1,485,224

Technology 3.32%
B2W Digital Lux Sarl (Luxembourg)†(a)	4.375%		12/20/2030		200	207,250
Baidu, Inc. (China)(a)	2.375%		10/9/2030		200	205,494
JD.com, Inc. (China)(a)	4.125%		1/14/2050		200	223,919
Meituan (China)†(a)	3.05%		10/28/2030		200	208,120
Myriad International Holdings BV (Netherlands)†(a)	4.85%		7/6/2027		200	230,818
Prosus NV (Netherlands)†(a)	3.68%		1/21/2030		200	218,015
Tencent Holdings Ltd. (China)†(a)	3.80%		2/11/2025		400	439,478
Weibo Corp. (China)(a)	3.50%		7/5/2024		400	419,878
Total						2,152,972

38	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 4.09%
Altice France Holding SA (Luxembourg)†(a)	10.50%		5/15/2027	$200	$224,875
America Movil SAB de CV (Mexico)(a)	4.375%		4/22/2049	200	256,536
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)(a)	3.50%		6/18/2024	200	219,167
Millicom International Cellular SA (Luxembourg)†(a)	6.625%		10/15/2026	400	431,600
Ooredoo International Finance Ltd.†	3.875%		1/31/2028	400	460,646
Ooredoo International Finance Ltd.†	3.25%		2/21/2023	400	419,000
SK Telecom Co. Ltd. (South Korea)†(a)	3.75%		4/16/2023	200	213,745
Telefonica Celular del Paraguay SA (Paraguay)†(a)	5.875%		4/15/2027	400	426,700
Total					2,652,269

Transportation: Miscellaneous 1.12%
ENA Master Trust (Panama)†(a)	4.00%		5/19/2048	200	215,750
Kazakhstan Temir Zholy Finance BV (Netherlands)†(a)	6.95%		7/10/2042	200	295,992
Rumo Luxembourg Sarl (Luxembourg)†(a)	5.25%		1/10/2028	200	216,900
Total					728,642

Utilities 0.32%
Aegea Finance Sarl (Luxembourg)†(a)	5.75%		10/10/2024	200	209,377
Total Corporate Bonds (cost $54,109,012)					57,906,724

FLOATING RATE LOAN(d) 0.23%

Miscellaneous
Jindal Steel and Power Limited Term Loan (cost $144,302)	3.204% (3 Mo. LIBOR + 2.95%	)	3/31/2022	157	145,823

FOREIGN GOVERNMENT OBLIGATIONS(a) 3.65%

Bahrain 0.32%
Kingdom of Bahrain†	5.45%		9/16/2032	200	210,972

Egypt 0.67%
Republic of Egypt†	7.625%		5/29/2032	200	227,100
Republic of Egypt†	4.55%		11/20/2023	200	207,880
Total					434,980

Ghana 0.32%
Republic of Ghana†	6.375%		2/11/2027	200	208,337

Malaysia 0.31%
Morocco Government International Bond†	3.00%		12/15/2032	200	203,602

See Notes to Financial Statements.	39

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Mongolia 0.33%
Development Bank of Mongolia LLC†	7.25%	10/23/2023	$200	$214,718

Nigeria 0.67%
Republic of Nigeria†	6.50%	11/28/2027	400	432,010

Saudi Arabia 0.39%
Saudi International Bond†	4.50%	4/22/2060	200	251,450

Turkey 0.31%
Republic of Turkey	5.25%	3/13/2030	200	201,136

United Arab Emirates 0.33%
Abu Dhabi Government International Bond†	3.125%	9/30/2049	200	214,775
Total Foreign Government Obligations (cost $2,205,206)				2,371,980

CONVERTIBLE BONDS(a) 0.41%

Technology 0.15%
Weibo Corp. (China)	1.25%	11/15/2022	98	95,549

Telecommunications 0.26%
GDS Holdings Ltd. (China)	2.00%	6/1/2025	90	170,437
Total Convertible Bonds (cost $188,625)				265,986
Total Long-Term Investments (cost $56,704,406)				60,715,281

SHORT-TERM INVESTMENT 4.85%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $3,214,400 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $3,214,400; proceeds: $3,151,361 (cost $3,151,361)			3,151	3,151,361
Total Investments in Securities 98.38% (cost $59,855,767)				63,866,642
Other Assets in Excess of Liabilities(e) 1.62%				1,050,645
Net Assets 100.00%				$64,917,287

EUR	Euro.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $48,660,751, which represents 74.96% of net assets.

40	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.
(e)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	J.P. Morgan	3/4/2021	209,000	$253,361	$255,666	$(2,305)
Euro	Sell	State Street Bank and Trust	3/4/2021	10,000	12,151	12,233	(82)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,387)

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2021	11	Short	$(1,725,766)	$(1,719,953)	$5,813
U.S. 2-Year Treasury Note	March 2021	8	Long	1,766,139	1,767,813	1,674
U.S. 5-Year Treasury Note	March 2021	36	Long	4,533,326	4,541,906	8,580
U.S. Ultra Treasury Bond	March 2021	15	Short	(3,219,772)	(3,203,437)	16,335
Total Unrealized Appreciation on Open Futures Contracts						$32,402

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2021	10	Short	$(1,379,826)	$(1,380,781)	$(955)
U.S. Long Bond	March 2021	10	Long	1,743,181	1,731,875	(11,306)
Total Unrealized Depreciation on Open Futures Contracts						$(12,261)

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stock	$24,768	$–	$–	$24,768
Corporate Bonds	–	57,906,724	–	57,906,724
Floating Rate Loan	–	145,823	–	145,823
Foreign Government Obligations	–	2,371,980	–	2,371,980
Convertible Bonds	–	265,986	–	265,986
Short-Term Investment
Repurchase Agreement	–	3,151,361	–	3,151,361
Total	$24,768	$63,841,874	$–	$63,866,642
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(2,387)	–	(2,387)
Futures Contracts
Assets	32,402	–	–	32,402
Liabilities	(12,261)	–	–	(12,261)
Total	$20,141	$(2,387)	$–	$17,754

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

42	See Notes to Financial Statements.

Schedule of Investments

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 99.13%

ASSET-BACKED SECURITIES 4.91%

Automobiles 1.28%
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026		$100	$102,104
Westlake Automobile Receivables Trust 2018-2A D†	4.00%	1/16/2024		53	54,094
Total					156,198

Credit Cards 0.85%
Perimeter Master Note Business Trust 2019-2A A†	4.23%	5/15/2024		100	103,618

Other 2.78%
Conn’s Receivables Funding LLC 2019-B A†	2.66%	6/17/2024		15	15,116
Fairstone Financial Issuance Trust I 2019-1A A†(a)	3.948%	3/21/2033	CAD	150	118,980
ME Funding LLC 2019-1 A2†	6.448%	7/30/2049		$50	48,334
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%	12/15/2059		93	98,847
SCF Equipment Leasing LLC 2019-1A A2†	3.23%	10/20/2024		60	59,715
Total					340,992
Total Asset-Backed Securities (cost $578,130)					600,808

CORPORATE BONDS 55.61%

Aerospace/Defense 0.67%
Boeing Co. (The)	4.875%	5/1/2025		22	25,093
Boeing Co. (The)	5.04%	5/1/2027		18	21,064
Signature Aviation US Holdings, Inc.†	4.00%	3/1/2028		13	13,107
TransDigm, Inc.†	6.25%	3/15/2026		22	23,458
Total					82,722

Air Transportation 0.70%
American Airlines Group, Inc.†	5.00%	6/1/2022		23	20,720
Delta Air Lines, Inc.†	7.00%	5/1/2025		21	24,260
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%	10/20/2025		10	10,692
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028		13	14,200
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%	9/20/2025		14	15,750
Total					85,622

Apparel 0.09%
William Carter Co. (The)†	5.625%	3/15/2027		11	11,598

See Notes to Financial Statements.	43

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Auto Parts: Original Equipment 0.32%
Adient US LLC†	7.00%		5/15/2026		$10	$10,893
American Axle & Manufacturing, Inc.	6.875%		7/1/2028		15	16,191
Clarios Global LP / Clarios US Finance Co.†	8.50%		5/15/2027		11	11,969
Total						39,053

Automotive 1.92%
Ford Motor Co.	9.625%		4/22/2030		19	26,844
General Motors Co.	6.125%		10/1/2025		11	13,351
General Motors Co.	6.75%		4/1/2046		30	43,338
Hyundai Capital America†	3.45%		3/12/2021		19	19,095
Mclaren Finance plc(a)	5.00%		8/1/2022	GBP	100	133,160
Total						235,788

Banks: Regional 3.93%
ABN AMRO Bank NV(a)	2.875% (EUSA5 + 2.45%	)#	1/18/2028	EUR	100	128,622
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028		$32	36,360
Danske Bank A/S(a)	1.625%		3/15/2024	EUR	100	128,254
Kreditanstalt fuer Wiederaufbau (Denmark)(b)	0.375%		7/18/2025		$78	77,855
Macquarie Bank Ltd. (Australia)†(b)	6.625%		4/7/2021		50	50,782
Popular, Inc.	6.125%		9/14/2023		16	17,338
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028		40	42,605
Total						481,816

Biotechnology Research & Production 0.72%
Biogen, Inc.	2.25%		5/1/2030		41	42,847
Emergent BioSolutions, Inc.†	3.875%		8/15/2028		15	15,561
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030		30	29,577
Total						87,985

Building Materials 0.70%
Builders FirstSource, Inc.†	5.00%		3/1/2030		7	7,534
Forterra Finance LLC/FRTA Finance Corp.†	6.50%		7/15/2025		11	11,846
Griffon Corp.	5.75%		3/1/2028		11	11,651
Masonite International Corp.†	5.375%		2/1/2028		10	10,754
Owens Corning, Inc.	3.875%		6/1/2030		28	32,343
Patrick Industries, Inc.†	7.50%		10/15/2027		11	12,018
Total						86,146

44	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Business Services 2.89%
AA Bond Co. Ltd.(a)	2.75%		7/31/2043	GBP	100	$134,837
Ahern Rentals, Inc.†	7.375%		5/15/2023		$13	9,531
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	6.375%		4/1/2024		15	15,328
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024		10	10,975
Garda World Security Corp. (Canada)†(b)	4.625%		2/15/2027		12	12,150
Global Payments, Inc.	2.90%		5/15/2030		11	11,970
IPD 3 BV†(a)	5.50%		12/1/2025	EUR	100	126,441
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%		8/31/2027		$16	15,900
Sabre GLBL, Inc.†	7.375%		9/1/2025		15	16,298
Total						353,430

Chemicals 1.55%
Ashland LLC	6.875%		5/15/2043		10	13,343
CeramTec BondCo GmbH(a)	5.25%		12/15/2025	EUR	100	124,914
CF Industries, Inc.	5.15%		3/15/2034		$16	19,698
Chemours Co. (The)	5.375%		5/15/2027		15	16,003
Illuminate Buyer LLC/Illuminate Holdings IV, Inc.†	9.00%		7/1/2028		14	15,417
Total						189,375

Coal 0.08%
Warrior Met Coal, Inc.†	8.00%		11/1/2024		10	10,233

Computer Hardware 0.66%
Austin BidCo, Inc.†	7.125%		12/15/2028		6	6,274
Dell International LLC/EMC Corp.†	8.35%		7/15/2046		20	30,257
Hewlett Packard Enterprise Co.	0.90% (3 Mo. LIBOR + .68%	)#	3/12/2021		21	21,019
Leidos, Inc.	5.50%		7/1/2033		1	1,230
Leidos, Inc.	7.125%		7/1/2032		8	10,825
Presidio Holdings, Inc.†	4.875%		2/1/2027		11	11,687
Total						81,292

Computer Software 1.25%
BY Crown Parent LLC/BY Bond Finance, Inc.†	4.25%		1/31/2026		15	15,394
Ubisoft Entertainment SA(a)	1.289%		1/30/2023	EUR	100	124,885
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%		9/1/2025		$12	12,330
Total						152,609

See Notes to Financial Statements.	45

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Construction/Homebuilding 1.02%
Mattamy Group Corp. (Canada)†(b)	4.625%	3/1/2030		$10	$10,617
NVR, Inc.	3.00%	5/15/2030		45	49,263
PulteGroup, Inc.	5.50%	3/1/2026		5	5,959
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	2/15/2028		8	8,295
Taylor Morrison Communities, Inc.†	5.125%	8/1/2030		8	8,975
TRI Pointe Group, Inc.	5.25%	6/1/2027		8	8,728
TRI Pointe Group, Inc.	5.70%	6/15/2028		6	6,789
Williams Scotsman International, Inc.†	4.625%	8/15/2028		11	11,406
Winnebago Industries, Inc.†	6.25%	7/15/2028		14	15,076
Total					125,108

Containers 0.13%
Ball Corp.	2.875%	8/15/2030		16	15,980

Drugs 0.27%
Herbalife Nutrition Ltd./HLF Financing, Inc.†	7.875%	9/1/2025		10	10,938
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(b)	2.80%	7/21/2023		22	21,820
Total					32,758

Electric: Power 1.67%
Ausgrid Finance Pty Ltd. (Australia)†(b)	4.35%	8/1/2028		24	27,866
Calpine Corp.†	5.125%	3/15/2028		11	11,587
Liberty Utilities Finance GP 1†	2.05%	9/15/2030		21	21,142
NRG Energy, Inc.†	2.45%	12/2/2027		11	11,584
Origin Energy Finance Ltd. (Australia)†(b)	5.45%	10/14/2021		26	26,918
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(b)	5.375%	5/1/2021		20	20,072
Puget Energy, Inc.	4.10%	6/15/2030		40	45,294
Toronto Hydro Corp.(a)	3.54%	11/18/2021	CAD	50	40,375
Total					204,838

Electrical Equipment 0.56%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027		$46	51,714
NXP BV/NXP Funding LLC (Netherlands)†(b)	3.15%	5/1/2027		15	16,546
Total					68,260

Electrical: Household 1.11%
Signify NV(a)	2.375%	5/11/2027	EUR	100	135,562

46	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Electronics 0.16%
Trimble, Inc.	4.90%	6/15/2028		$16	$19,155

Energy Equipment & Services 0.06%
TerraForm Power Operating LLC†	4.75%	1/15/2030		7	7,505

Engineering & Contracting Services 0.12%
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		14	14,665

Entertainment 1.95%
Buena Vista Gaming Authority†	13.00%	4/1/2023		15	16,284
Caesars Entertainment, Inc.†	8.125%	7/1/2027		14	15,517
CCM Merger, Inc.†	6.375%	5/1/2026		16	16,840
Enterprise Development Authority (The)†	12.00%	7/15/2024		9	10,159
Live Nation Entertainment, Inc.†	4.75%	10/15/2027		16	16,450
Penn National Gaming, Inc.†	5.625%	1/15/2027		11	11,496
Pinewood Finance Co. Ltd.(a)	3.25%	9/30/2025	GBP	100	139,834
Twin River Worldwide Holdings, Inc.†	6.75%	6/1/2027		$11	11,818
Total					238,398

Financial Services 1.57%
AG Issuer LLC†	6.25%	3/1/2028		14	14,192
Brightsphere Investment Group, Inc.	4.80%	7/27/2026		50	53,698
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		22	18,837
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028		15	15,816
Navient Corp.	5.00%	3/15/2027		5	5,051
Navient Corp.	6.75%	6/25/2025		10	10,888
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045		28	31,799
OneMain Finance Corp.	5.375%	11/15/2029		15	16,912
Quicken Loans LLC†	5.25%	1/15/2028		11	11,763
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.875%	3/1/2031		13	13,520
Total					192,476

Food 0.57%
Albertsons Cos, Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC†	4.875%	2/15/2030		11	12,132
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028		12	12,210
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028		5	5,624
Kraft Heinz Foods Co.	4.375%	6/1/2046		26	28,132
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		11	11,632
Total					69,730

See Notes to Financial Statements.	47

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Government 1.29%
European Bank for Reconstruction & Development (United Kingdom)(b)	1.625%	9/27/2024		$72	$75,501
Inter-American Development Bank(a)	2.75%	10/30/2025	AUD	97	82,733
Total					158,234

Health Care Products 1.02%
DH Europe Finance II Sarl(a)	0.45%	3/18/2028	EUR	100	124,635

Health Care Services 2.73%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029		$11	11,770
Akumin, Inc.†	7.00%	11/1/2025		15	15,806
Centene Corp.	3.375%	2/15/2030		15	15,805
DaVita, Inc.†	3.75%	2/15/2031		22	22,379
Encompass Health Corp.	4.75%	2/1/2030		14	15,021
Eurofins Scientific SE(a)	2.125%	7/25/2024	EUR	100	130,153
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026		$5	5,180
HCA, Inc.	5.50%	6/15/2047		25	33,394
Legacy LifePoint Health LLC†	4.375%	2/15/2027		11	11,192
MEDNAX, Inc.†	6.25%	1/15/2027		11	11,811
Molina Healthcare, Inc.†	3.875%	11/15/2030		15	16,125
Radiology Partners, Inc.†	9.25%	2/1/2028		7	7,895
Select Medical Corp.†	6.25%	8/15/2026		10	10,785
Surgery Center Holdings, Inc.†	10.00%	4/15/2027		10	11,069
Tenet Healthcare Corp.†	5.125%	11/1/2027		15	15,919
Total					334,304

Household Equipment/Products 1.26%
CD&R Smokey Buyer, Inc.†	6.75%	7/15/2025		11	11,770
Newell Brands, Inc.(a)	3.75%	10/1/2021	EUR	100	125,066
Newell Brands, Inc.	5.875%	4/1/2036		$14	17,045
Total					153,881

Insurance 1.24%
PartnerRe Ireland Finance DAC(a)	1.25%	9/15/2026	EUR	100	130,142
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044		$16	21,695
Total					151,837

48	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Leisure 1.50%
Carnival Corp.†	7.625%		3/1/2026			$7	$7,639
Carnival Corp.†	11.50%		4/1/2023			14	16,209
Dometic Group AB(a)	3.00%		5/8/2026		EUR	100	126,264
NCL Corp. Ltd.†	12.25%		5/15/2024			$14	16,817
Royal Caribbean Cruises Ltd.†	9.125%		6/15/2023			15	16,294
Total							183,223

Lodging 0.32%
Boyd Gaming Corp.	4.75%		12/1/2027			11	11,449
Hilton Domestic Operating Co., Inc.	4.875%		1/15/2030			11	12,038
MGM Resorts International	5.50%		4/15/2027			14	15,623
Total							39,110

Machinery: Agricultural 0.23%
BAT Capital Corp.	1.101% (3 Mo. LIBOR + .88%	)#	8/15/2022			28	28,205

Media 4.24%
Block Communications, Inc.†	4.875%		3/1/2028			10	10,323
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%		3/1/2030			14	15,124
Clear Channel Worldwide Holdings, Inc.	9.25%		2/15/2024			17	17,257
Comcast Corp.(a)	1.50%		2/20/2029		GBP	100	143,933
Cox Communications, Inc.†	8.375%		3/1/2039			$28	48,266
DISH DBS Corp.	7.75%		7/1/2026			14	15,690
EW Scripps Co. (The)†	5.125%		5/15/2025			15	15,339
NBCUniversal Enterprise, Inc.†	5.25%		–	(c)		100	102,125
Nexstar Broadcasting, Inc.†	5.625%		7/15/2027			11	11,801
RCS & RDS SA†(a)	3.25%		2/5/2028		EUR	100	122,470
Sirius XM Radio, Inc.†	5.50%		7/1/2029			$15	16,533
Total							518,861

Metals & Minerals: Miscellaneous 0.62%
FMG Resources August 2006 Pty Ltd. (Australia)†(b)	4.50%		9/15/2027			14	15,578
Freeport-McMoRan, Inc.	4.125%		3/1/2028			11	11,557
Freeport-McMoRan, Inc.	4.375%		8/1/2028			9	9,579
Hecla Mining Co.	7.25%		2/15/2028			7	7,656
Hudbay Minerals, Inc. (Canada)†(b)	6.125%		4/1/2029			18	19,440
New Gold, Inc. (Canada)†(b)	7.50%		7/15/2027			11	12,189
Total							75,999

See Notes to Financial Statements.	49

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Oil 2.40%
Apache Corp.	4.375%		10/15/2028		$16	$16,680
Continental Resources, Inc.	3.80%		6/1/2024		16	16,510
Diamondback Energy, Inc.	3.50%		12/1/2029		10	10,694
Ecopetrol SA (Colombia)(b)	5.875%		5/28/2045		30	36,367
EQT Corp.	5.00%		1/15/2029		15	15,852
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%		11/1/2028		12	12,312
Indigo Natural Resources LLC†	6.875%		2/15/2026		10	10,250
Laredo Petroleum, Inc.	9.50%		1/15/2025		19	16,548
Matador Resources Co.	5.875%		9/15/2026		13	12,756
MEG Energy Corp. (Canada)†(b)	7.125%		2/1/2027		23	23,805
Murphy Oil Corp.	5.875%		12/1/2027		12	11,831
Occidental Petroleum Corp.	2.70%		2/15/2023		7	7,006
PDC Energy, Inc.	5.75%		5/15/2026		15	15,516
Petrobras Global Finance BV (Netherlands)(b)	5.60%		1/3/2031		13	14,960
Petroleos Mexicanos (Mexico)(b)	5.35%		2/12/2028		30	29,640
Range Resources Corp.	9.25%		2/1/2026		15	15,698
Seven Generations Energy Ltd. (Canada)†(b)	5.375%		9/30/2025		19	19,392
SM Energy Co.	6.75%		9/15/2026		10	8,125
Total						293,942

Oil: Crude Producers 2.28%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078		21	15,840
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027		8	9,473
Galaxy Pipeline Assets Bidco Ltd. (Armenia)†(b)	1.75%		9/30/2027		200	203,503
NGPL PipeCo LLC†	4.875%		8/15/2027		5	5,666
Sabine Pass Liquefaction LLC	5.875%		6/30/2026		24	29,032
Western Midstream Operating LP	4.10%		2/1/2025		15	15,482
Total						278,996

Paper & Forest Products 0.05%
Suzano Austria GmbH (Brazil)(b)	3.75%		1/15/2031		6	6,374

Real Estate Investment Trusts 4.18%
Aroundtown SA(a)	1.45%		7/9/2028	EUR	100	129,564
Country Garden Holdings Co. Ltd. (China)(b)	4.75%		1/17/2023		$200	205,408
ESH Hospitality, Inc.†	4.625%		10/1/2027		12	12,315
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028		5	5,937
Goodman US Finance Three LLC†	3.70%		3/15/2028		34	37,100

50	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Real Estate Investment Trusts (continued)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%		10/1/2028			$8	$8,535
Vivion Investments Sarl(a)	3.00%		8/8/2024		EUR	100	113,216
Total							512,075

Retail 1.03%
Carvana Co.†	5.875%		10/1/2028			$9	9,356
Gap, Inc. (The)†	8.875%		5/15/2027			10	11,613
Ken Garff Automotive LLC†	4.875%		9/15/2028			9	9,377
L Brands, Inc.†	6.625%		10/1/2030			14	15,601
Lithia Motors, Inc.†	4.375%		1/15/2031			22	23,636
Murphy Oil USA, Inc.	4.75%		9/15/2029			21	22,387
Rite Aid Corp.†	8.00%		11/15/2026			17	18,204
Sally Holdings LLC/Sally Capital, Inc.	5.625%		12/1/2025			15	15,435
Total							125,609

Steel 0.11%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(b)	8.75%		7/15/2026			13	14,103

Technology 3.51%
GrubHub Holdings, Inc.†	5.50%		7/1/2027			11	11,550
Match Group Holdings II LLC†	4.125%		8/1/2030			13	13,510
Netflix, Inc.(a)	3.875%		11/15/2029		EUR	100	141,546
Netflix, Inc.†	4.875%		6/15/2030			$10	11,519
Netflix, Inc.	5.875%		2/15/2025			15	17,286
Prosus NV (Netherlands)†(b)	3.68%		1/21/2030			200	218,015
Uber Technologies, Inc.†	8.00%		11/1/2026			15	16,359
Total							429,785

Telecommunications 2.66%
AT&T, Inc.(a)	2.875% (5yr EUR Constant Maturity Rate + 3.14%	)#	–	(c)	EUR	100	123,203
AT&T, Inc.	4.30%		2/15/2030			$27	32,276
Avaya, Inc.†	6.125%		9/15/2028			15	16,052
LogMeIn, Inc.†	5.50%		9/1/2027			15	15,731
Lorca Telecom Bondco SAU†(a)	4.00%		9/18/2027		EUR	100	128,933
Sprint Capital Corp.	6.875%		11/15/2028			$7	9,243
Total							325,438

See Notes to Financial Statements.	51

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Toys 0.17%
Mattel, Inc.	5.45%		11/1/2041	$19	$20,988

Transportation: Miscellaneous 0.10%
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027	11	11,928
Total Corporate Bonds (cost $6,353,579)					6,809,631

FLOATING RATE LOANS(d) 0.89%

Advertising 0.09%
Clear Channel Outdoor Holdings, Inc. Term Loan B	3.714% (3 Mo. LIBOR + 3.50%	)	8/21/2026	11	11,073

Air Transportation 0.09%
Kestrel Bidco Inc. Term Loan B (Canada)(b)	4.00% (6 Mo. LIBOR + 3.00%	)	12/11/2026	12	11,144

Business Services 0.18%
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	12	11,031
Learning Care Group, Inc. 2018 1st Lien Term Loan	3.504% - 4.25% (3 Mo. LIBOR + 3.25%	)
	(6 Mo. LIBOR + 3.25%	)	3/13/2025	12	10,952
Total					21,983

Entertainment 0.09%
Playtika Holding Corp Term Loan B	7.00% (3 Mo. LIBOR + 6.00%	)	12/10/2024	10	10,534

Health Care Services 0.18%
Heartland Dental LLC 2018 1st Lien Term Loan	3.647% (1 Mo. LIBOR + 3.50%	)	4/30/2025	12	11,411
MED ParentCo LP 1st Lien Delayed Draw Term Loan	4.394% - 4.40% (1 Mo. LIBOR + 4.25%	)	8/31/2026	2	2,232
MED ParentCo LP 1st Lien Term Loan	4.397% (1 Mo. LIBOR + 4.25%	)	8/31/2026	9	8,901
Total					22,544

Leisure 0.08%
United PF Holdings, LLC 2019 1st Lien Term Loan	4.251% (3 Mo. LIBOR + 4.00%	)	12/30/2026	10	9,887

52	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Lodging 0.09%
Spectacle Gary Holdings LLC Delayed Draw Term Loan	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		$1	$746
Spectacle Gary Holdings LLC Term Loan B	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		10	10,295
Total						11,041

Media 0.09%
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.395% (1 Mo. LIBOR + 3.25%	)	10/20/2025		11	10,363
Total Floating Rate Loans (cost $107,250)						108,569

FOREIGN GOVERNMENT OBLIGATIONS 23.64%

Australia 0.15%
Australia Government Bond(a)	3.00%		3/21/2047	AUD	19	18,058

Brazil 0.45%
Brazil Notas do Tesouro Nacional Serie F(a)	10.00%		1/1/2029	BRL	240	55,611

Canada 1.58%
City of Montreal(a)	4.25%		12/1/2032	CAD	55	55,488
Province of Alberta Canada(a)	2.05%		6/1/2030	CAD	100	82,963
Province of Saskatchewan(a)	4.75%		6/1/2040	CAD	49	55,331
Total						193,782

Chile 1.14%
Chile Government International Bond(a)	1.875%		5/27/2030	EUR	100	139,579

China 4.48%
China Development Bank(a)	3.07%		3/10/2030	CNY	650	95,122
China Development Bank(a)	3.09%		6/18/2030	CNY	1,300	190,486
China Development Bank(a)	3.42%		7/2/2024	CNY	900	138,924
China Development Bank(a)	3.68%		2/26/2026	CNY	600	93,455
China Government Bond(a)	3.86%		7/22/2049	CNY	200	31,060
Total						549,047

Egypt 1.70%
Republic of Egypt†(b)	4.55%		11/20/2023		$200	207,880

France 0.53%
French Republic Government Bond OAT†(a)	2.00%		5/25/2048	EUR	36	64,342

See Notes to Financial Statements.	53

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Germany 0.16%
Bundesrepublik Deutschland Bundesanleihe(a)	1.25%	8/15/2048	EUR	11	$19,773

Indonesia 2.01%
Indonesia Government International Bond†(b)	6.625%	2/17/2037		$100	142,691
Indonesia Treasury Bond(a)	7.50%	6/15/2035	IDR	1,300,000	102,936
Total					245,627

Israel 0.55%
Israel Government International Bond(a)	1.50%	1/16/2029	EUR	50	67,708

Italy 3.18%
Cassa Depositi e Prestiti SpA(a)	1.50%	4/9/2025	EUR	100	129,476
Italy Buoni Poliennali Del Tesoro(a)	1.35%	4/1/2030	EUR	30	39,679
Italy Buoni Poliennali Del Tesoro†(a)	1.85%	7/1/2025	EUR	121	160,901
Italy Buoni Poliennali Del Tesoro†(a)	2.45%	9/1/2033	EUR	40	58,873
Total					388,929

Ivory Coast 1.11%
Ivory Coast†(a)	5.125%	6/15/2025	EUR	100	135,813

Japan 1.27%
Japan Government Thirty Year Bond(a)	0.60%	9/20/2050	JPY	4,500	43,117
Japan Government Twenty Year Bond(a)	1.40%	9/20/2034	JPY	10,000	112,741
Total					155,858

Peru 0.05%
Peruvian Government International Bond(b)	2.392%	1/23/2026		$6	6,411

Portugal 0.54%
Portugal Obrigacoes do Tesouro OT†(a)	4.10%	2/15/2045	EUR	31	65,947

Senegal 1.07%
Senegal Government International Bond(a)	4.75%	3/13/2028	EUR	100	130,580

South Africa 0.18%
Republic of South Africa Government Bond(a)	8.75%	2/28/2048	ZAR	396	22,203

Spain 1.63%
Spain Government Bond†(a)	1.25%	10/31/2030	EUR	100	136,601
Spain Government Bond†(a)	2.70%	10/31/2048	EUR	5	8,986
Spain Government Bond†(a)	4.20%	1/31/2037	EUR	28	54,502
Total					200,089

54	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Ukraine 0.91%
Ukraine Government International Bond†(b)	7.75%		9/1/2024		$100	$111,420

United Kingdom 0.95%
United Kingdom Gilt(a)	1.50%		7/22/2047	GBP	72	116,551
Total Foreign Government Obligations (cost $2,680,607)						2,895,208

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 6.25%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049		$23	25,722
Federal National Mortgage Assoc.(e)	3.00%		TBA		450	471,443
Federal National Mortgage Assoc.	3.50%		9/1/2047		141	152,678
Federal National Mortgage Assoc.(e)	3.50%		TBA		80	84,560
Federal National Mortgage Assoc.	4.00%		1/1/2048		27	30,972
Total Government Sponsored Enterprises Pass-Throughs (cost $754,111)						765,375

MUNICIPAL BONDS 0.38%

Miscellaneous
City & County of Denver Co. Airport System Revenue	2.767%		11/15/2035		30	30,556
Metropolitan District (The)	2.562%		4/1/2039		16	16,232
Total Municipal Bonds (cost $46,667)						46,788

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.84%
BBCMS Mortgage Trust 2019-BWAY A†	1.115% (1 Mo. LIBOR + .96%	)#	11/15/2034		11	10,757
BBCMS Mortgage Trust 2019-BWAY B†	1.469% (1 Mo. LIBOR + 1.31%	)#	11/15/2034		10	9,698
BX Trust 2019-OC11 A†	3.202%		12/9/2041		21	23,123
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049		45	32,380
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(f)	4/15/2049		30	20,389
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.43%	#(f)	7/10/2050		25	24,501	(g)
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.43%	#(f)	7/10/2050		35	28,832
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.386%	#(f)	11/15/2049		45	29,681
Great Wolf Trust 2019-WOLF A†	1.193% (1 Mo. LIBOR + 1.03%	)#	12/15/2036		33	32,347
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.159% (1 Mo. LIBOR + 1.00%	)#	6/15/2032		30	30,121

See Notes to Financial Statements.	55

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.459% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	$17	$16,436
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(f)	1/26/2060	78	79,805
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(f)	2/25/2024	83	84,525
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	75	75,995
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	93	93,523
Total Non-Agency Commercial Mortgage-Backed Securities (cost $603,506)					592,113

U.S. TREASURY OBLIGATIONS 2.61%
U.S. Treasury Bond	1.125%		5/15/2040	65	61,649
U.S. Treasury Bond	1.625%		11/15/2050	139	138,207
U.S. Treasury Note	0.25%		10/31/2025	120	119,470
Total U.S. Treasury Obligations (cost $319,143)					319,326
Total Long-Term Investments (cost $11,442,993)					12,137,818

SHORT-TERM INVESTMENT 3.57%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $434,200 of U.S. Treasury Note at 1.5% due 9/15/2022; value: $446,302; proceeds: $437,522 (cost $437,522)				438	437,522
Total Investments in Securities 102.70% (cost $11,880,515)					12,575,340
Liabilities in Excess of Cash, Foreign Cash and Other Assets(h) (2.70%)					(330,091)
Net Assets 100.00%					$12,245,249

56	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

AUD	Australian dollar.
BRL	Brazilian real.
CAD	Canadian dollar.
CNY	Chinese yuan renminbi.
EUR	Euro.
GBP	British pound.
IDR	Indonesian rupiah.
JPY	Japanese yen.
ZAR	South African rand.
EUSA5	5 Year EUR Annual Swap Rate
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $4,847,185, which represents 39.58% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Security is perpetual in nature and has no stated maturity.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(h)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2020(1):

Referenced Index	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX.NA.HY.35(4)(5)	Credit Suisse	5.00%	12/20/2025	$477,000	$521,485	$(28,600)	$(15,885)
Markit CDX.NA.IG.35(4)(6)	Credit Suisse	1.00%	12/20/2025	220,000	225,390	(4,967)	(423)
						$(33,567)	$(16,308)

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2020(1):

Referenced Index	Central Clearing party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.EM.33(4)(7)	Credit Suisse	1.00%	6/20/2025	$545,300	$544,605	$(57,455)	$56,760

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to

See Notes to Financial Statements.	57

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid/received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $56,760. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $16,308.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of High Yield securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.
(7)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of Emerging Markets sovereign issuers.

58	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	State Street Bank and Trust	1/29/2021	107,000	$75,495	$82,514	$7,019
British pound	Buy	Bank of America	3/8/2021	6,000	8,190	8,208	18
Canadian dollar	Buy	Morgan Stanley	3/3/2021	6,000	4,640	4,714	74
Chinese yuan renminbi	Buy	State Street Bank and Trust	1/20/2021	2,371,000	351,780	363,430	11,650
Chinese yuan renminbi	Buy	State Street Bank and Trust	1/20/2021	86,000	13,082	13,182	100
Colombian peso	Buy	Goldman Sachs	2/12/2021	289,795,000	79,248	84,827	5,579
Euro	Buy	Bank of America	3/4/2021	106,000	128,367	129,668	1,301
Hungarian forint	Buy	State Street Bank and Trust	3/4/2021	11,360,000	38,211	38,266	55
Indian rupee	Buy	Goldman Sachs	2/12/2021	5,776,000	77,603	78,784	1,181
Japanese yen	Buy	J.P. Morgan	1/29/2021	3,457,000	32,902	33,490	588
Japanese yen	Buy	J.P. Morgan	1/29/2021	1,621,000	15,520	15,704	184
Japanese yen	Buy	State Street Bank and Trust	1/29/2021	197,500,000	1,895,595	1,913,307	17,712
Japanese yen	Buy	Toronto Dominion Bank	1/29/2021	7,116,000	68,110	68,937	827
Malaysian ringgit	Buy	State Street Bank and Trust	3/11/2021	235,000	57,669	58,703	1,034
Mexican peso	Buy	J.P. Morgan	3/18/2021	1,825,000	90,669	90,957	288
New Zealand dollar	Buy	Morgan Stanley	1/29/2021	30,000	20,155	21,588	1,433
Norwegian krone	Buy	State Street Bank and Trust	3/11/2021	95,000	10,753	11,077	324
Peruvian Nuevo sol	Buy	Credit Agricole	1/19/2021	153,000	42,171	42,268	97
Russian ruble	Buy	Barclays Bank plc	2/26/2021	5,835,000	76,194	78,438	2,244
South Korean won	Buy	State Street Bank and Trust	2/18/2021	155,000,000	139,927	142,466	2,539
Swedish krona	Buy	Toronto Dominion Bank	1/15/2021	553,000	62,962	67,223	4,261
Swiss franc	Buy	Morgan Stanley	1/29/2021	70,000	77,139	79,128	1,989
Taiwan dollar	Buy	Goldman Sachs	1/13/2021	332,000	11,756	11,826	70
Thai baht	Buy	Bank of America	2/12/2021	2,381,000	78,209	79,476	1,267
Peruvian Nuevo sol	Sell	Barclays Bank plc	1/19/2021	153,000	42,581	42,268	313
Polish zloty	Sell	State Street Bank and Trust	3/4/2021	190,000	51,035	50,875	160
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$62,307

See Notes to Financial Statements.	59

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2020

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Chinese yuan renminbi	Buy	Barclays Bank plc	1/20/2021	136,000	$20,885	$20,846	$(39)
Euro	Buy	Morgan Stanley	3/4/2021	17,000	20,929	20,796	(133)
Polish zloty	Buy	Morgan Stanley	3/4/2021	190,000	51,229	50,875	(354)
Australian dollar	Sell	State Street Bank and Trust	1/29/2021	36,000	26,291	27,762	(1,471)
Australian dollar	Sell	State Street Bank and Trust	2/26/2021	43,000	31,520	33,167	(1,647)
Brazilian real	Sell	Goldman Sachs	3/25/2021	283,000	51,775	54,382	(2,607)
British pound	Sell	Toronto Dominion Bank	3/8/2021	62,000	83,365	84,819	(1,454)
Canadian dollar	Sell	State Street Bank and Trust	3/15/2021	54,000	42,344	42,431	(87)
Chinese yuan renminbi	Sell	Barclays Bank plc	1/20/2021	431,000	64,856	66,064	(1,208)
Chinese yuan renminbi	Sell	Goldman Sachs	1/20/2021	883,000	130,998	135,347	(4,349)
Colombian peso	Sell	Goldman Sachs	2/12/2021	29,572,000	8,363	8,656	(293)
Colombian peso	Sell	Goldman Sachs	2/12/2021	165,365,000	48,132	48,404	(272)
Colombian peso	Sell	State Street Bank and Trust	2/12/2021	47,786,000	13,099	13,987	(888)
Euro	Sell	J.P. Morgan	3/4/2021	451,000	546,727	551,701	(4,974)
Euro	Sell	State Street Bank and Trust	3/4/2021	89,000	108,005	108,872	(867)
Indian rupee	Sell	Goldman Sachs	2/12/2021	1,324,000	17,626	18,059	(433)
Indonesian rupiah	Sell	Goldman Sachs	1/21/2021	683,644,000	46,030	49,084	(3,054)
Indonesian rupiah	Sell	Goldman Sachs	1/21/2021	200,581,000	14,149	14,401	(252)
Japanese yen	Sell	Bank of America	1/29/2021	17,810,000	169,998	172,537	(2,539)
Japanese yen	Sell	J.P. Morgan	1/29/2021	19,197,000	183,484	185,973	(2,489)
Japanese yen	Sell	Morgan Stanley	1/29/2021	18,574,000	178,546	179,938	(1,392)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	4,126,000	39,664	39,971	(307)
Swedish krona	Sell	Morgan Stanley	1/15/2021	131,000	15,207	15,924	(717)
Swiss franc	Sell	J.P. Morgan	1/29/2021	17,000	18,728	19,217	(489)
Taiwan dollar	Sell	State Street Bank and Trust	1/13/2021	1,500,000	53,352	53,432	(80)
Thai baht	Sell	Goldman Sachs	2/12/2021	567,000	18,794	18,926	(132)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(32,527)

60	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL BOND FUND December 31, 2020

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2021	1	Short	$(155,936)	$(156,359)	$(423)
U.S. Long Bond	March 2021	1	Long	174,318	173,187	(1,131)
U.S. Ultra Treasury Bond	March 2021	1	Long	214,556	213,562	(994)
Total Unrealized Depreciation on Open Futures Contracts						$(2,548)

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$600,808	$–	$600,808
Corporate Bonds	–	6,809,631	–	6,809,631
Floating Rate Loans	–	108,569	–	108,569
Foreign Government Obligations	–	2,895,208	–	2,895,208
Government Sponsored Enterprises Pass-Throughs	–	765,375	–	765,375
Municipal Bonds	–	46,788	–	46,788
Non-Agency Commercial Mortgage-Backed Securities	–	567,612	24,501	592,113
U.S. Treasury Obligations	–	319,326	–	319,326
Short-Term Investment
Repurchase Agreement	–	437,522	–	437,522
Total	$–	$12,550,839	$24,501	$12,575,340
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$56,760	$–	$56,760
Liabilities	–	(16,308)	–	(16,308)
Forward Foreign Currency Exchange Contracts
Assets	–	62,307	–	62,307
Liabilities	–	(32,527)	–	(32,527)
Futures Contracts
Assets	–	–	–	–
Liabilities	(2,548)	–	–	(2,548)
Total	$(2,548)	$70,232	$–	$67,684

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	61

Statements of Assets and Liabilities

December 31, 2020

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
ASSETS:
Investments in securities, at cost	$277,512,190	$59,855,767
Investments in securities, at fair value	$293,792,503	$63,866,642
Cash	128,112	–
Deposits with brokers for futures collateral	751,000	125,564
Deposits with brokers for swaps collateral	3,836,076	–
Receivables:
Interest and dividends	3,330,146	832,164
Capital shares sold	1,069,902	391,667
From advisor (See Note 3)	241	24,577
Variation margin for futures contracts	10,353	–
Variation margin for centrally cleared credit default swap agreements	19,738	–
Prepaid expenses and other assets	42,493	52,525
Total assets	302,980,564	65,293,139
LIABILITIES:
Payables:
Management fee	126,274	37,657
Capital shares reacquired	57,198	47,362
Directors’ fees	54,169	4,445
12b-1 distribution plan	10,465	8,310
Fund administration	10,102	2,152
Variation margin for futures contracts	–	8,780
Unrealized depreciation on forward foreign currency exchange contracts	31,832	2,387
Distributions payable	995,760	202,093
Accrued expenses	147,878	62,666
Total liabilities	1,433,678	375,852
Commitments and contingent liabilities
NET ASSETS	$301,546,886	$64,917,287
COMPOSITION OF NET ASSETS:
Paid-in capital	$398,140,112	$64,909,560
Total distributable earnings (loss)	(96,593,226)	7,727
Net Assets	$301,546,886	$64,917,287

62	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

December 31, 2020

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund

Net assets by class:
Class A Shares	$13,810,973	$9,217,772
Class C Shares	$1,074,234	$1,840,469
Class F Shares	$2,801,801	$50,424,199
Class F3 Shares	$693,932	$11,954
Class I Shares	$282,521,344	$2,849,584
Class R3 Shares	$198,372	$153,162
Class R4 Shares	$70,588	$19,522
Class R5 Shares	$12,221	$267,977
Class R6 Shares	$363,421	$132,648
Outstanding shares by class:
Class A Shares (534 and 513 million shares of common stock authorized, $.001 par value)	2,603,309	584,102
Class C Shares (100 and 85 million shares of common stock authorized, $.001 par value)	201,274	116,617
Class F Shares (200.3 and 114 million shares of common stock authorized, $.001 par value)	527,980	3,194,336
Class F3 Shares (66.8 and 57 million shares of common stock authorized, $.001 par value)	131,015	757.70
Class I Shares (300.4 and 228 million shares of common stock authorized, $.001 par value)	53,344,698	180,743
Class R3 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	37,457	9,706
Class R4 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	13,320	1,238
Class R5 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	2,308	16,980
Class R6 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	68,594	8,404
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$5.31	$15.78
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$5.43	$16.14
Class C Shares-Net asset value	$5.34	$15.78
Class F Shares-Net asset value	$5.31	$15.79
Class F3 Shares-Net asset value	$5.30	$15.78
Class I Shares-Net asset value	$5.30	$15.77
Class R3 Shares-Net asset value	$5.30	$15.78
Class R4 Shares-Net asset value	$5.30	$15.77
Class R5 Shares-Net asset value	$5.30	$15.78
Class R6 Shares-Net asset value	$5.30	$15.78

See Notes to Financial Statements.	63

Statements of Assets and Liabilities (continued)

December 31, 2020

Global Bond Fund
ASSETS:
Investments in securities, at cost	$11,880,515
Investments in securities, at fair value	$12,575,340
Cash	2,884
Deposits with brokers for futures collateral	11,336
Deposits with brokers for swaps collateral	90,149
Foreign cash, at value (cost $4)	75
Receivables:
Interest and dividends	130,274
Capital shares sold	36,860
From advisor (See Note 3)	16,938
Variation margin for futures contracts	799
Investment securities sold	409
Unrealized appreciation on forward foreign currency exchange contracts	62,307
Prepaid expenses and other assets	49,320
Total assets	12,976,691
LIABILITIES:
Payables:
Investment securities purchased	603,768
Management fee	4,392
12b-1 distribution plan	1,095
Directors’ fees	623
Fund administration	409
Capital shares reacquired	13
Variation margin for centrally cleared credit default swap agreements	298
Unrealized depreciation on forward foreign currency exchange contracts	32,527
Distributions payable	29,021
Accrued expenses	59,296
Total liabilities	731,442
Commitments and contingent liabilities
NET ASSETS	$12,245,249
COMPOSITION OF NET ASSETS:
Paid-in capital	$11,433,659
Total distributable earnings (loss)	811,590
Net Assets	$12,245,249

64	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

December 31, 2020

Global Bond Fund

Net assets by class:
Class A Shares	$2,736,992
Class C Shares	$294,482
Class F Shares	$2,365,404
Class F3 Shares	$1,706,863
Class I Shares	$2,271,014
Class R3 Shares	$281,401
Class R4 Shares	$302,976
Class R5 Shares	$283,886
Class R6 Shares	$2,002,231
Outstanding shares by class:
Class A Shares (770 million shares of common stock authorized, $.001 par value)	257,531
Class C Shares (100 million shares of common stock authorized, $.001 par value)	27,708
Class F Shares (192.5 million shares of common stock authorized, $.001 par value)	222,556
Class F3 Shares (192.5 million shares of common stock authorized, $.001 par value)	160,608
Class I Shares (385 million shares of common stock authorized, $.001 par value)	213,693
Class R3 Shares (28.9 million shares of common stock authorized, $.001 par value)	26,478
Class R4 Shares (28.9 million shares of common stock authorized, $.001 par value)	28,507
Class R5 Shares (28.9 million shares of common stock authorized, $.001 par value)	26,712
Class R6 Shares (178.4 million shares of common stock authorized, $.001 par value)	188,405
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.63
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$10.87
Class C Shares-Net asset value	$10.63
Class F Shares-Net asset value	$10.63
Class F3 Shares-Net asset value	$10.63
Class I Shares-Net asset value	$10.63
Class R3 Shares-Net asset value	$10.63
Class R4 Shares-Net asset value	$10.63
Class R5 Shares-Net asset value	$10.63
Class R6 Shares-Net asset value	$10.63

See Notes to Financial Statements.	65

Statements of Operations

For the Year Ended December 31, 2020

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $150, respectively)	$–	$1,764
Interest and other (net of foreign withholding taxes of $10,953 and $828, respectively)	10,821,482	2,888,933
Total investment income	10,821,482	2,890,697
Expenses:
Management fee	1,065,503	425,345
12b-1 distribution plan-Class A	25,296	19,511
12b-1 distribution plan-Class C	9,628	16,910
12b-1 distribution plan-Class F	3,419	44,804
12b-1 distribution plan-Class R2	34	357
12b-1 distribution plan-Class R3	937	754
12b-1 distribution plan-Class R4	239	44
Registration	130,499	128,495
Shareholder servicing	40,792	111,356
Professional	87,985	35,528
Fund administration	85,240	24,306
Reports to shareholders	29,781	12,653
Custody	19,550	11,187
Directors’ fees	6,866	2,092
Other	48,615	19,625
Gross expenses	1,554,384	852,967
Expense reductions (See Note 9)	(155)	(509)
Fees waived and expenses reimbursed (See Note 3)	(22,969)	(253,805)
Net expenses	1,531,260	598,653
Net investment income	9,290,222	2,292,044
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(2,402,777)	(1,210,018)
Net realized gain (loss) on futures contracts	105,525	(367,472)
Net realized gain (loss) on forward foreign currency exchange contracts	(164,648)	(21,538)
Net realized gain (loss) on swap contracts	381,362	(181,426)
Net realized gain (loss) on foreign currency related transactions	46,985	(1,234)
Net change in unrealized appreciation/depreciation on investments	4,886,003	1,764,040
Net change in unrealized appreciation/depreciation on futures contracts	98,181	(66,966)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	3,626	2,691
Net change in unrealized appreciation/depreciation on swap contracts	733,159	(27,918)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,030	–
Net realized and unrealized gain (loss)	3,689,446	(109,841)
Net Increase in Net Assets Resulting From Operations	$12,979,668	$2,182,203

66	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended December 31, 2020

Global Bond Fund
Investment income:
Interest and other (net of foreign withholding taxes of $1,586)	$380,871
Total investment income	380,871
Expenses:
Management fee	52,463
12b-1 distribution plan-Class A	4,423
12b-1 distribution plan-Class C	2,238
12b-1 distribution plan-Class F	3,369
12b-1 distribution plan-Class R3	1,319
12b-1 distribution plan-Class R4	705
Registration	116,876
Professional	61,046
Custody	18,713
Fund administration	4,880
Shareholder servicing	2,670
Reports to shareholders	1,738
Directors’ fees	428
Other	11,399
Gross expenses	282,267
Expense reductions (See Note 9)	(59)
Fees waived and expenses reimbursed (See Note 3)	(205,222)
Net expenses	76,986
Net investment income	303,885
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	173,644
Net realized gain (loss) on futures contracts	40,012
Net realized gain (loss) on forward foreign currency exchange contracts	79,390
Net realized gain (loss) on swap contracts	(95,903)
Net realized gain (loss) on foreign currency related transactions	27,461
Net change in unrealized appreciation/depreciation on investments	445,803
Net change in unrealized appreciation/depreciation on futures contracts	(1,477)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	31,974
Net change in unrealized appreciation/depreciation on swap contracts	23,465
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,351
Net realized and unrealized gain (loss)	726,720
Net Increase in Net Assets Resulting From Operations	$1,030,605

See Notes to Financial Statements.	67

Statements of Changes in Net Assets

	Emerging Markets Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$9,290,222	$9,234,598
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(2,033,553)	(370,128)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	5,722,999	18,051,934
Net increase in net assets resulting from operations	12,979,668	26,916,404
Distributions to shareholders:
Class A	(564,946)	(601,673)
Class C	(45,170)	(72,757)
Class F	(155,226)	(266,585)
Class F3	(29,860)	(30,070)
Class I	(8,998,307)	(8,492,699)
Class R2	(234)	(3,036)
Class R3	(7,780)	(13,283)
Class R4	(4,334)	(4,574)
Class R5	(541)	(636)
Class R6	(16,510)	(19,393)
Total distributions to shareholders	(9,822,908)	(9,504,706)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	141,816,286	9,849,038
Reinvestment of distributions	9,781,353	9,428,858
Cost of shares reacquired	(34,805,343)	(36,448,036)
Net increase (decrease) in net assets resulting from capital share transactions	116,792,296	(17,170,140)
Net increase in net assets	119,949,056	241,558
NET ASSETS:
Beginning of year	$181,597,830	$181,356,272
End of year	$301,546,886	$181,597,830

68	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Emerging Markets Corporate Debt Fund
INCREASE IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$2,292,044	$1,968,630
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(1,781,688)	(617,333)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,671,847	4,453,498
Net increase in net assets resulting from operations	2,182,203	5,804,795
Distributions to shareholders:
Class A	(397,859)	(467,374)
Class C	(67,778)	(81,599)
Class F	(1,859,262)	(1,313,265)
Class F3	(503)	(530)
Class I	(151,509)	(184,187)
Class R2	(2,281)	(5,507)
Class R3	(5,699)	(5,729)
Class R4	(708)	(657)
Class R5	(10,566)	(11,796)
Class R6	(5,553)	(5,362)
Total distributions to shareholders	(2,501,718)	(2,076,006)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	35,077,010	34,224,422
Reinvestment of distributions	2,476,527	2,057,879
Cost of shares reacquired	(35,269,351)	(21,329,236)
Net increase in net assets resulting from capital share transactions	2,284,186	14,953,065
Net increase in net assets	1,964,671	18,681,854
NET ASSETS:
Beginning of year	$62,952,616	$44,270,762
End of year	$64,917,287	$62,952,616

See Notes to Financial Statements.	69

Statements of Changes in Net Assets (concluded)

	Global Bond Fund
INCREASE IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$303,885	$285,421
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	224,604	94,691
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	502,116	468,489
Net increase in net assets resulting from operations	1,030,605	848,601
Distributions to shareholders:
Class A	(67,221)	(78,469)
Class C	(6,729)	(7,901)
Class F	(103,924)	(82,306)
Class F3	(53,110)	(63,670)
Class I	(69,125)	(82,307)
Class R3	(7,246)	(8,956)
Class R4	(8,466)	(9,621)
Class R5	(8,639)	(10,291)
Class R6	(59,827)	(69,992)
Total distributions to shareholders	(384,287)	(413,513)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	4,706,886	68,430
Reinvestment of distributions	156,530	407,190
Cost of shares reacquired	(4,158,965)	(120)
Net increase in net assets resulting from capital share transactions	704,451	475,500
Net increase in net assets	1,350,769	910,588
NET ASSETS:
Beginning of year	$10,894,480	$9,983,892
End of year	$12,245,249	$10,894,480

70	See Notes to Financial Statements.

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Financial Highlights

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
12/31/2020	$5.29	$0.21	$0.03	$0.24	$(0.22)	$–	$(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
12/31/2017	5.11	0.10	0.44	0.54	(0.23)	–	(0.23)
12/31/2016	5.10	0.08	0.21	0.29	(0.28)	–	(0.28)
Class C
12/31/2020	5.33	0.19	0.01	0.20	(0.19)	–	(0.19)
12/31/2019	4.83	0.22	0.51	0.73	(0.23)	–	(0.23)
12/31/2018	5.45	0.15	(0.53)	(0.38)	(0.20)	(0.04)	(0.24)
12/31/2017	5.14	0.07	0.44	0.51	(0.20)	–	(0.20)
12/31/2016	5.13	0.05	0.21	0.26	(0.25)	–	(0.25)
Class F
12/31/2020	5.29	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.42	0.17	(0.51)	(0.34)	(0.24)	(0.04)	(0.28)
12/31/2017	5.11	0.10	0.45	0.55	(0.24)	–	(0.24)
12/31/2016	5.10	0.08	0.21	0.29	(0.28)	–	(0.28)
Class F3
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
4/4/2017 to 12/31/2017(c)	5.31	0.08	0.21	0.29	(0.19)	–	(0.19)
Class I
12/31/2020	5.28	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
12/31/2016	5.09	0.09	0.21	0.30	(0.29)	–	(0.29)
Class R3
12/31/2020	5.28	0.20	0.03	0.23	(0.21)	–	(0.21)
12/31/2019	4.80	0.24	0.49	0.73	(0.25)	–	(0.25)
12/31/2018	5.41	0.17	(0.52)	(0.35)	(0.22)	(0.04)	(0.26)
12/31/2017	5.10	0.08	0.44	0.52	(0.21)	–	(0.21)
12/31/2016	5.09	0.06	0.21	0.27	(0.26)	–	(0.26)

72	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$5.31	4.99	0.90		0.91		4.22		$13,811	49
5.29	15.91	0.96		0.96		4.89		13,433	47
4.80	(6.55)	0.98		0.98		3.41		9,636	135
5.42	10.73	0.94		0.94		1.84		17,746	35
5.11	5.68	0.99		0.99		1.51		18,357	90

5.34	4.13	1.54		1.55		3.68		1,074	49
5.33	15.34	1.58		1.58		4.32		1,441	47
4.83	(7.06)	1.59		1.59		2.84		1,769	135
5.45	10.03	1.55		1.55		1.22		3,158	35
5.14	5.03	1.60		1.60		0.91		4,025	90

5.31	5.17	0.70		0.81		4.37		2,802	49
5.29	16.08	0.76		0.86		5.02		5,064	47
4.80	(6.44)	0.84		0.87		3.36		3,821	135
5.42	10.83	0.84		0.84		1.94		7,311	35
5.11	5.79	0.89		0.89		1.61		7,366	90

5.30	5.01	0.70		0.71		4.45		694	49
5.29	16.15	0.75		0.75		5.08		710	47
4.80	(6.19)	0.76		0.76		3.84		429	135
5.41	5.45 (d)	0.75	(e)	0.75	(e)	2.06	(e)	457	35

5.30	5.19	0.70		0.71		4.36		282,521	49
5.28	15.92	0.76		0.76		5.13		160,122	47
4.80	(6.19)	0.78		0.78		3.81		164,990	135
5.41	10.96	0.74		0.74		2.03		189,184	35
5.10	5.90	0.79		0.79		1.71		356,968	90

5.30	4.68	1.21		1.22		3.92		198	49
5.28	15.59	1.26		1.26		4.63		194	47
4.80	(6.85)	1.28		1.28		3.39		255	135
5.41	10.42	1.23		1.23		1.55		264	35
5.10	5.38	1.28		1.28		1.22		296	90

See Notes to Financial Statements.	73

Financial Highlights (concluded)

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R4
12/31/2020	$5.29	$0.22	$0.01	$0.23	$(0.22)	$–	$(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
12/31/2017	5.11	0.10	0.44	0.54	(0.23)	–	(0.23)
12/31/2016	5.10	0.08	0.21	0.29	(0.28)	–	(0.28)
Class R5
12/31/2020	5.28	0.22	0.04	0.26	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.52)	(0.32)	(0.24)	(0.05)	(0.29)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
12/31/2016	5.09	0.09	0.21	0.30	(0.29)	–	(0.29)
Class R6
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.19	(0.51)	(0.32)	(0.24)	(0.05)	(0.29)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
12/31/2016	5.09	0.10	0.20	0.30	(0.29)	–	(0.29)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

74	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$5.30	4.74	0.96	0.97	4.32	$71	49
5.29	15.85	1.02	1.02	4.81	138	47
4.80	(6.60)	1.03	1.03	3.53	55	135
5.42	10.67	0.99	0.99	1.83	27	35
5.11	5.67	1.01	1.01	1.50	10	90

5.30	5.22	0.68	0.69	4.47	12	49
5.28	15.92	0.74	0.74	5.14	12	47
4.80	(6.17)	0.76	0.76	4.03	18	135
5.41	10.97	0.73	0.73	2.06	11	35
5.10	5.94	0.75	0.75	1.76	10	90

5.30	5.01	0.70	0.71	4.46	363	49
5.29	16.15	0.75	0.75	5.11	430	47
4.80	(6.17)	0.76	0.76	3.74	317	135
5.41	10.99	0.74	0.74	2.11	524	35
5.10	6.04	0.66	0.66	1.85	10	90

See Notes to Financial Statements.	75

Financial Highlights

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2020	$15.54	$0.56	$0.29	(c)	$0.85	$(0.61)	$–	$(0.61)
12/31/2019	14.31	0.64	1.27		1.91	(0.68)	–	(0.68)
12/31/2018	15.54	0.61	(1.16)		(0.55)	(0.65)	(0.03)	(0.68)
12/31/2017	15.08	0.59	0.67		1.26	(0.64)	(0.16)	(0.80)
12/31/2016	14.45	0.61	0.68		1.29	(0.66)	–	(0.66)
Class C
12/31/2020	15.54	0.46	0.29	(c)	0.75	(0.51)	–	(0.51)
12/31/2019	14.31	0.55	1.26		1.81	(0.58)	–	(0.58)
12/31/2018	15.55	0.52	(1.18)		(0.66)	(0.55)	(0.03)	(0.58)
12/31/2017	15.07	0.48	0.69		1.17	(0.53)	(0.16)	(0.69)
12/31/2016	14.45	0.50	0.68		1.18	(0.56)	–	(0.56)
Class F
12/31/2020	15.54	0.57	0.30	(c)	0.87	(0.62)	–	(0.62)
12/31/2019	14.31	0.65	1.27		1.92	(0.69)	–	(0.69)
12/31/2018	15.55	0.63	(1.18)		(0.55)	(0.66)	(0.03)	(0.69)
12/31/2017	15.08	0.61	0.68		1.29	(0.66)	(0.16)	(0.82)
12/31/2016	14.45	0.62	0.68		1.30	(0.67)	–	(0.67)
Class F3
12/31/2020	15.54	0.61	0.30	(c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.70	1.26		1.96	(0.73)	–	(0.73)
12/31/2018	15.55	0.67	(1.18)		(0.51)	(0.70)	(0.03)	(0.73)
4/4/2017 to 12/31/2017(d)	15.43	0.48	0.32		0.80	(0.52)	(0.16)	(0.68)
Class I
12/31/2020	15.53	0.58	0.30	(c)	0.88	(0.64)	–	(0.64)
12/31/2019	14.31	0.68	1.24		1.92	(0.70)	–	(0.70)
12/31/2018	15.55	0.64	(1.17)		(0.53)	(0.68)	(0.03)	(0.71)
12/31/2017	15.08	0.63	0.68		1.31	(0.68)	(0.16)	(0.84)
12/31/2016	14.45	0.64	0.68		1.32	(0.69)	–	(0.69)
Class R3
12/31/2020	15.54	0.51	0.30	(c)	0.81	(0.57)	–	(0.57)
12/31/2019	14.31	0.60	1.26		1.86	(0.63)	–	(0.63)
12/31/2018	15.54	0.64	(1.16)		(0.52)	(0.68)	(0.03)	(0.71)
12/31/2017	15.07	0.63	0.68		1.31	(0.68)	(0.16)	(0.84)
12/31/2016	14.45	0.64	0.67		1.31	(0.69)	–	(0.69)
Class R4
12/31/2020	15.53	0.55	0.29	(c)	0.84	(0.60)	–	(0.60)
12/31/2019	14.30	0.64	1.26		1.90	(0.67)	–	(0.67)
12/31/2018	15.54	0.60	(1.17)		(0.57)	(0.64)	(0.03)	(0.67)
12/31/2017	15.07	0.59	0.68		1.27	(0.64)	(0.16)	(0.80)
12/31/2016	14.45	0.60	0.68		1.28	(0.66)	–	(0.66)

76	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.78	5.78	1.05		1.47		3.73		$9,218	66
15.54	13.56	1.05		1.62		4.24		11,660	64
14.31	(3.65)	1.05		1.54		4.14		8,729	56
15.54	8.54	1.05		1.55		3.80		13,809	81
15.08	9.03	1.05		1.67		4.03		7,535	104

15.78	5.09	1.71		2.13		3.08		1,840	66
15.54	12.85	1.68		2.25		3.61		2,307	64
14.31	(4.28)	1.71		2.20		3.50		1,926	56
15.55	7.85	1.76		2.27		3.10		2,261	81
15.07	8.23	1.70		2.34		3.27		1,212	104

15.79	5.87	0.95		1.37		3.80		50,424	66
15.54	13.66	0.95		1.51		4.30		42,660	64
14.31	(3.63)	0.95		1.44		4.22		24,115	56
15.55	8.71	0.95		1.45		3.89		27,640	81
15.08	9.10	0.95		1.57		4.09		12,321	104

15.78	6.16	0.69		1.07		4.10		12	66
15.54	13.94	0.70		1.25		4.61		12	64
14.31	(3.32)	0.68		1.21		4.49		10	56
15.55	5.21 (e)	0.67	(f)	1.24	(f)	4.15	(f)	11	81

15.77	5.90	0.85		1.26		3.85		2,850	66
15.53	13.69	0.85		1.45		4.51		5,635	64
14.31	(3.46)	0.85		1.35		4.35		8,891	56
15.55	8.84	0.85		1.37		4.04		11,674	81
15.08	9.18	0.85		1.47		4.26		8,636	104

15.78	5.46	1.35		1.77		3.43		153	66
15.54	13.31	1.35		1.92		3.96		147	64
14.31	(3.53)	0.85		1.85		4.35		125	56
15.54	8.84	0.85		1.87		4.04		148	81
15.07	9.18	0.85		1.98		4.23		119	104

15.77	5.74	1.10		1.53		3.68		20	66
15.53	13.52	1.10		1.67		4.23		15	64
14.30	(3.77)	1.10		1.57		4.08		14	56
15.54	8.57	1.11		1.62		3.80		12	81
15.07	8.92	1.10		1.71		4.00		11	104

See Notes to Financial Statements.	77

Financial Highlights (concluded)

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
12/31/2020	$15.54	$0.59	$0.29	(c)	$0.88	$(0.64)	$–	$(0.64)
12/31/2019	14.31	0.67	1.27		1.94	(0.71)	–	(0.71)
12/31/2018	15.55	0.65	(1.18)		(0.53)	(0.68)	(0.03)	(0.71)
12/31/2017	15.07	0.63	0.69		1.32	(0.68)	(0.16)	(0.84)
12/31/2016	14.45	0.64	0.67		1.31	(0.69)	–	(0.69)
Class R6
12/31/2020	15.54	0.61	0.30	(c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.69	1.27		1.96	(0.73)	–	(0.73)
12/31/2018	15.54	0.67	(1.17)		(0.50)	(0.70)	(0.03)	(0.73)
12/31/2017	15.07	0.65	0.68		1.33	(0.70)	(0.16)	(0.86)
12/31/2016	14.45	0.65	0.67		1.32	(0.70)	–	(0.70)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

78	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.78	5.99	0.85	1.27	3.93	$268	66
15.54	13.79	0.85	1.42	4.47	248	64
14.31	(3.45)	0.85	1.39	4.43	240	56
15.55	8.84	0.85	1.37	4.04	54	81
15.07	9.18	0.85	1.49	4.22	35	104

15.78	6.16	0.69	1.10	4.09	133	66
15.54	13.94	0.71	1.26	4.59	128	64
14.31	(3.31)	0.69	1.28	4.60	96	56
15.54	9.01	0.70	1.22	4.21	12	81
15.07	9.26	0.77	1.27	4.31	11	104

See Notes to Financial Statements.	79

Financial Highlights

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2020	$10.13	$0.24	$0.56	$0.80	$(0.30)	$–	$(0.30)
12/31/2019	9.71	0.26	0.54	0.80	(0.33)	(0.05)	(0.38)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	(0.14)
Class C
12/31/2020	10.13	0.18	0.56	0.74	(0.24)	–	(0.24)
12/31/2019	9.71	0.18	0.54	0.72	(0.25)	(0.05)	(0.30)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.08	(0.27)	(0.19)	(0.10)	–	(0.10)
Class F
12/31/2020	10.13	0.25	0.57	0.82	(0.32)	–	(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class F3
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	(0.33)
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	(0.41)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	(0.15)
Class I
12/31/2020	10.13	0.26	0.56	0.82	(0.32)	–	(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class R3
12/31/2020	10.13	0.21	0.56	0.77	(0.27)	–	(0.27)
12/31/2019	9.71	0.23	0.54	0.77	(0.30)	(0.05)	(0.35)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.10	(0.26)	(0.16)	(0.13)	–	(0.13)
Class R4
12/31/2020	10.13	0.23	0.57	0.80	(0.30)	–	(0.30)
12/31/2019	9.71	0.25	0.54	0.79	(0.32)	(0.05)	(0.37)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	(0.14)

80	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.63	8.18		0.78		2.44		2.38		$2,737	239
10.13	8.32		0.78		3.03		2.56		2,151	315
9.71	(1.42	)(e)(f)	0.78	(g)	2.77	(g)	2.64	(g)	1,969	123

10.63	7.52		1.39		3.05		1.77		294	239
10.13	7.48		1.56		3.81		1.78		277	315
9.71	(1.76	)(e)(f)	1.58	(g)	3.57	(g)	1.84	(g)	245	123

10.63	8.39		0.58		2.25		2.45		2,365	239
10.13	8.53		0.58		2.93		2.76		2,139	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.67	(g)	2.84	(g)	1,971	123

10.63	8.37		0.51		2.23		2.65		1,707	239
10.13	8.66		0.46		2.78		2.88		1,607	315
9.71	(1.28	)(e)(f)	0.46	(g)	2.55	(g)	2.96	(g)	1,479	123

10.63	8.29		0.58		2.25		2.58		2,271	239
10.13	8.53		0.58		2.83		2.76		2,139	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	1,971	123

10.63	7.75		1.08		2.75		2.08		281	239
10.13	8.00		1.08		3.33		2.26		265	315
9.71	(1.54	)(e)(f)	1.08	(g)	3.07	(g)	2.34	(g)	246	123

10.63	8.13		0.83		2.50		2.33		303	239
10.13	8.26		0.83		3.08		2.51		266	315
9.71	(1.44	)(e)(f)	0.83	(g)	2.82	(g)	2.59	(g)	246	123

See Notes to Financial Statements.	81

Financial Highlights (concluded)

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
12/31/2020	$10.13	$0.26	$0.56	$0.82	$(0.32)	$–	$(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class R6
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	(0.33)
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	(0.41)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	(0.15)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on 07/26/2018, SEC effective date and date shares first became available to the public was 8/1/2018.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2018 through 8/1/2018.
(e)	Total return for the period 8/1/2018 through 12/31/2018 was (1.51)% for Class A, (1.85)% for Class C, (1.43)% for Class F, (1.38)% for Class F3, (1.43)% for Class I, (1.64)% for Class R3, (1.53)% for Class R4, (1.43)% for Class R5 and (1.38)% for Class R6.
(f)	Not annualized.
(g)	Annualized.

82	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.63	8.29		0.58		2.25		2.58		$284	239
10.13	8.53		0.58		2.83		2.76		267	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	246	123

10.63	8.37		0.51		2.22		2.65		2,002	239
10.13	8.66		0.46		2.78		2.88		1,782	315
9.71	(1.28	)(e)(f)	0.46	(g)	2.56	(g)	2.96	(g)	1,611	123

See Notes to Financial Statements.	83

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Global Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law on February 23, 1988.

The Company consists of the following three funds (each, a “Fund” and collectively, the “Funds”) and their respective active share classes at December 31, 2020:

Funds	Classes
Lord Abbett Emerging Markets Bond Fund (“Emerging Markets Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Global Bond Fund (“Global Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

Emerging Markets Corporate Debt Fund and Global Bond Fund are each diversified as defined in the Act and Emerging Markets Bond Fund is non-diversified as defined in the Act.

Emerging Markets Bond Fund’s investment objective is to seek high total return. Emerging Markets Corporate Debt Fund’s and Global Bond Fund’s investment objective is total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (continued)

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on forward foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the forward foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into

Notes to Financial Statements (continued)

a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(m)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty (or in the case of a centrally cleared swap) in exchange for

Notes to Financial Statements (continued)

payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(n)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective

Notes to Financial Statements (continued)

referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For centrally cleared swaps there was minimal counterparty credit risk to the Funds, since the credit default swap entered into was traded through a central clearinghouse, which guarantees against default.

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which a Fund invests may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between a Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, a Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes. As of December 31, 2020, the Funds have no unfunded loan commitments.

(p)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Emerging Markets Bond Fund

First $1 billion	.50%
Over $1 billion	.45%

Emerging Markets Corporate Debt Fund

First $2 billion	.70%
Next $3 billion	.65%
Over $5 billion	.60%

Global Bond Fund

First $3 billion	.43%
Over $3 billion	.40%

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Emerging Markets Bond Fund	.50%
Emerging Markets Corporate Debt Fund	.30%
Global Bond Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended December 31, 2020:

Fund	Fund Administration Fee
Emerging Markets Bond Fund	$19,550
Emerging Markets Corporate Debt Fund	$11,187
Global Bond Fund	$18,713

For the fiscal year ended December 31, 2020 and continuing through April 30, 2021, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Effective May 1, 2020		Prior to May 1, 2020
	Classes*		Classes*
	A, C, F, I,		A, C, F, I,
Fund	R3, R4 and R5	F3 and R6	R3, R4 and R5	F3 and R6
Emerging Markets Corporate Debt Fund	.85%	.68%	.85%	.71%
Global Bond Fund	.58%	.53%	.58%	.46%

*	If applicable.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon approval of the Funds’ Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)(3)	Class R3**	Class R4
Service	.15%	.25%	–	.25%	.25%
Distribution	.05%	.75%	.10%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
**	Prior to the sale of shares to unaffiliated investors, service and distribution fees were fully waived.
(1)	Each Fund’s Class C 12b-1 fee is a blended rate calculated based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.
(2)	The Class F shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended December 31, 2020 and continuing through April 30, 2021, the Distributor has contractually agreed to waive Emerging Markets Bond Fund’s and Global Bond Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Fund’s Board of Directors.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2020:

	Distributor	Dealers’
	Commissions	Concessions
Emerging Markets Bond Fund	$1,480	$7,791
Emerging Markets Corporate Debt Fund	1,009	5,572
Global Bond Fund	–	–

Distributor received the following amount of CDSCs for the fiscal year ended December 31, 2020:

	Class A	Class C
Emerging Markets Bond Fund	$ 1	$ 2
Emerging Markets Corporate Debt Fund	113	–
Global Bond Fund	–	59

Other Related Parties

As of December 31, 2020, the percentages of Emerging Markets Bond Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, were 63.38% and 28.97%, respectively.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Emerging Markets Bond Fund, Emerging Markets Corporate Debt Fund and Global Bond Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Emerging Markets Bond Fund		Emerging Markets Corporate Debt Fund
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$9,822,908	$9,504,706	$2,501,718	$2,076,006
Total distributions paid	$9,822,908	$9,504,706	$2,501,718	$2,076,006

Notes to Financial Statements (continued)

	Global Bond Fund
	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$384,287	$413,513
Total distributions paid	$384,287	$413,513

As of December 31, 2020, the components of accumulated gains (losses) on a tax-basis were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Capital loss carryforwards*	$(112,342,378)	$(3,723,434)
Temporary differences	(702,816)	(12,399)
Unrealized gains (losses) – net	16,451,968	3,743,560
Total accumulated gains (losses) - net	$(96,593,226)	$7,727

Global Bond Fund
Undistributed ordinary income - net	$45,556
Undistributed long-term capital gains	91,555
Total undistributed earnings	137,111
Temporary differences	(623)
Unrealized gains (losses) - net	675,102
Total accumulated gains (losses) - net	$811,590

*	The capital losses will carry forward indefinitely.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Tax cost	$277,949,376	$60,140,873
Gross unrealized gain	20,519,665	4,044,489
Gross unrealized loss	(4,067,942)	(300,966)
Net unrealized security gain (loss)	$16,451,723	$3,743,523

Global Bond Fund
Tax cost	$11,970,496
Gross unrealized gain	780,531
Gross unrealized loss	(108,003)
Net unrealized security gain (loss)	$672,528

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain securities, amortization of premium and wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Emerging Markets Bond Fund	$–	$193,780,282	$–	$100,603,357
Emerging Markets Corporate Debt Fund	–	39,441,707	–	38,318,911
Global Bond Fund	16,179,026	13,725,163	17,082,558	11,965,106

*	Included U.S. Government sponsored enterprises securities.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, Emerging Markets Bond Fund engaged in only cross-trade buys of $204,875.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund entered into futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default. There is minimal counterparty credit risk to each Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Each Fund entered into credit default swaps for the fiscal year ended December 31, 2020 (as described in note 2(n)) to hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index or the referenced obligation in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par or the referenced obligation if the defined credit event occurs. Upon the occurrence of a defined credit

Notes to Financial Statements (continued)

event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to each Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2020, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

		Emerging Markets Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$738,014
Futures Contracts(2)	$33,654	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$31,832	–
Futures Contracts(2)	$131,240	–	–

Emerging Markets Corporate Debt Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(2)	$32,402	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$2,387
Futures Contracts(2)	$12,261	–

	Global Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$56,760
Forward Foreign Currency Exchange Contracts(4)	–	$62,307	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$16,308
Forward Foreign Currency Exchange Contracts(3)	–	$32,527	–
Futures Contracts(2)	$2,548	–	–

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2020, were as follows:

	Emerging Markets Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$381,362
Forward Foreign Currency Exchange Contracts(2)	–	$(164,648)	–
Futures Contracts(3)	$105,525	–	–
Net Change in Unrealized
Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$733,159
Forward Foreign Currency Exchange Contracts(5)	–	$3,626	–
Futures Contracts(6)	$98,181	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	6,384,972
Forward Foreign Currency Exchange Contracts(7)	–	$2,322,900	–
Futures Contracts(8)	318	–	–

	Emerging Markets Corporate Debt Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$(181,426)
Forward Foreign Currency Exchange Contracts(2)	–	$(21,538)	–
Futures Contracts(3)	$(367,472)	–	–
Net Change in Unrealized
Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(27,918)
Forward Foreign Currency Exchange Contracts(5)	–	$2,691	–
Futures Contracts(6)	$(66,966)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	552,692
Forward Foreign Currency Exchange Contracts(7)	–	$348,624	–
Futures Contracts(8)	123	–	–

Notes to Financial Statements (continued)

		Global Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$(95,903)
Forward Foreign Currency Exchange Contracts(2)	–	$79,390	–
Futures Contracts(3)	$40,012	–	–
Net Change in Unrealized
Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$23,465
Forward Foreign Currency Exchange Contracts(5)	–	$31,974	–
Futures Contracts(6)	$(1,477)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	1,230,048
Forward Foreign Currency Exchange Contracts(7)	–	$4,818,730	–
Futures Contracts(8)	4	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2020.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Emerging Markets Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$21,701,704	$ –	$21,701,704
Total	$21,701,704	$ –	$21,701,704

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$21,701,704	$ –	$ –	$(21,701,704)	$ –
Total	$21,701,704	$ –	$ –	$(21,701,704)	$ –

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$31,832	$ –	$31,832
Total	$31,832	$ –	$31,832

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan	$31,430	$ –	$ –	$ –	$31,430
State Street Bank and Trust	402	–	–	–	402
Total	$31,832	$ –	$ –	$ –	$31,832

	Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$3,151,361	$ –	$3,151,361
Total	$3,151,361	$ –	$3,151,361

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$3,151,361	$ –	$ –	$(3,151,361)	$ –
Total	$3,151,361	$ –	$ –	$(3,151,361)	$ –

Notes to Financial Statements (continued)

		Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,387	$ –	$2,387
Total	$2,387	$ –	$2,387

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan	$2,305	$ –	$ –	$ –	$2,305
State Street Bank and Trust	82	–	–	–	82
Total	$2,387	$ –	$ –	$ –	$2,387

			Global Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 62,307	$ –	$ 62,307
Repurchase Agreement	437,522	–	437,522
Total	$499,829	$ –	$499,829

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$ 2,586	$ (2,539)	$ –	$ –	$ 47
Barclays Bank plc	2,557	(1,247)	–	–	1,310
Credit Agricole	97	–	–	–	97
Fixed Income Clearing Corp.	437,522	–	–	(437,522)	–
Goldman Sachs	6,830	(6,830)	–	–	–
J.P. Morgan	1,060	(1,060)	–	–	–
Morgan Stanley	3,496	(2,596)	–	–	900
State Street Bank and Trust	40,593	(5,347)	–	–	35,246
Toronto Dominion Bank	5,088	(1,454)	–	–	3,634
Total	$499,829	$(21,073)	$ –	$(437,522)	$41,234

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$32,527	$ –	$32,527
Total	$32,527	$ –	$32,527

Notes to Financial Statements (continued)

		Global Bond Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$ 2,539	$ (2,539)	$ –	$ –	$ –
Barclays Bank plc	1,247	(1,247)	–	–	–
Goldman Sachs	11,392	(6,830)	–	–	4,562
J.P. Morgan	7,952	(1,060)	–	–	6,892
Morgan Stanley	2,596	(2,596)	–	–	–
State Street Bank and Trust	5,347	(5,347)	–	–	–
Toronto Dominion Bank	1,454	(1,454)	–	–	–
Total	$32,527	$(21,073)	$ –	$ –	$11,454

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Funds did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Funds’ agent; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Funds did not loan any securities.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

Each Fund is subject to the risks of investing in securities that are issued by non-U.S. entities, the risks of investing in derivatives, liquidity risk, and the risks from leverage.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the LIBOR-based instruments in which the Funds invest cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, less government regulation, higher transaction costs and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities may also be subject to inadequate exchange control regulations and the imposition of economic sanctions or other government restrictions. These risks generally are greater for emerging markets securities. Foreign investments also may be affected by changes in currency rates or currency controls.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Emerging Markets Bond Fund is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, the Fund may be exposed to greater risk.

Each Fund may invest in swap contracts. Swap contracts are bilateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, swap contracts may involve a small investment of cash compared to the risk assumed, with the result that small changes may produce disproportionate and substantial gains or losses to a Fund.

Each Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Notes to Financial Statements (continued)

Each Fund may invest in credit default swap and interest rate swap contracts. Such contracts are subject to the risk that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. Credit default swaps are subject to the risk and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the swap is based. Interest rate swaps are subject to the risk that Lord Abbett does not correctly anticipate changes in interest rates.

Each Fund may invest in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which a Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Illiquid securities may lower a Fund’s returns since it may be unable to sell these securities at its desired time or price. To the extent illiquid securities can be sold, a Fund may have to do so at disadvantageous prices in order to meet requests for the redemption of Fund shares.

Leverage, including borrowing, may increase volatility in a Fund by magnifying the effect of changes in the value of each Fund’s holdings. The use of leverage may cause investors in a Fund to lose more money in adverse environments than would be the case in the absence of leverage.

Each Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which a Fund invests, including interest rate risk. When interest rates rise, the prices of debt securities and an investment in a Fund are likely to decline. In times of economic uncertainty, high-yield debt securities (“lower-rated bonds” or “junk bonds”) may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with junk bonds. A default, or concerns in the market about an increase in risk of default, may result in losses to a Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, each Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies

Notes to Financial Statements (continued)

and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security.

The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions prevailing. Foreign currency exchange rates may fluctuate significantly over short periods of time. Each Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Funds that are denominated in those currencies.

The securities markets of developing or emerging countries tend to be more vulnerable to economic, political and social instability, less liquid, are especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries.

Bonds issued or guaranteed by foreign governments and governmental entities (commonly referred to as “sovereign debt”) are subject to the risk that such governments or entities are unable or unwilling to make interest payments and/or repay the principal owed. Emerging Markets Corporate Debt Fund may have limited recourse in such instances.

The Funds believe that their investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of each Fund’s foreign currency gains as nonqualifying income.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent each Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession.

Notes to Financial Statements (continued)

The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Emerging Markets Bond Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	603,607	$3,146,089	759,047	$3,887,967
Converted from Class C*	116,159	590,548	88,858	458,921
Reinvestment of distributions	106,209	530,527	109,461	566,322
Shares reacquired	(760,287)	(3,806,770)	(425,427)	(2,192,183)
Increase	65,688	$460,394	531,939	$2,721,027
Class C Shares
Shares sold	81,588	$433,099	63,874	$329,770
Reinvestment of distributions	8,275	41,368	12,055	62,550
Shares reacquired	(43,656)	(223,213)	(82,952)	(428,172)
Converted to Class A*	(115,482)	(590,548)	(88,318)	(458,921)
Decrease	(69,275)	$(339,294)	(95,341)	$(494,773)
Class F Shares
Shares sold	2,363,464	$11,907,163	751,671	$3,885,558
Reinvestment of distributions	29,299	147,571	49,707	257,311
Shares reacquired	(2,822,284)	(14,140,355)	(639,671)	(3,305,775)
Increase (decrease)	(429,521)	$(2,085,621)	161,707	$837,094
Class F3 Shares
Shares sold	35,882	$182,907	49,375	$254,246
Reinvestment of distributions	5,988	29,880	5,828	30,122
Shares reacquired	(45,140)	(227,926)	(10,269)	(52,801)
Increase (decrease)	(3,270)	$(15,139)	44,934	$231,567
Class I Shares
Shares sold	24,607,217	$126,031,085	236,663	$1,231,310
Reinvestment of distributions	1,803,577	9,019,580	1,647,082	8,492,217
Shares reacquired	(3,365,586)	(16,107,306)	(5,983,686)	(30,228,475)
Increase (decrease)	23,045,208	$118,943,359	(4,099,941)	$(20,504,948)
Class R2 Shares
Shares sold	92	$464	4,022	$20,746
Reinvestment of distributions	–	–	153	785
Shares reacquired	(9,963)	(52,980)	(8,109)	(42,509)
Decrease	(9,871)	$(52,516)	(3,934)	$(20,978)
Class R3 Shares
Shares sold	5,871	$32,268	8,044	$41,174
Reinvestment of distributions	1,550	7,739	2,569	13,246
Shares reacquired	(6,722)	(34,257)	(27,137)	(141,883)
Increase (decrease)	699	$5,750	(16,524)	$(87,463)

Notes to Financial Statements (continued)

Emerging Markets Bond Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	2,974	$14,984	16,949	$88,647
Reinvestment of distributions	873	4,315	867	4,499
Shares reacquired	(16,648)	(81,812)	(3,159)	(16,283)
Increase (decrease)	(12,801)	$(62,513)	14,657	$76,863
Class R5 Shares
Shares sold	–	$–	3	$20
Reinvestment of distributions	40	192	124	636
Shares reacquired	–	–	(1,712)	(8,497)
Increase (decrease)	40	$192	(1,585)	$(7,841)
Class R6 Shares
Shares sold	13,254	$68,227	21,135	$109,600
Reinvestment of distributions	37	181	227	1,170
Shares reacquired	(26,056)	(130,724)	(6,051)	(31,458)
Increase (decrease)	(12,765)	$(62,316)	15,311	$79,312

Emerging Markets Corporate Debt Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	85,012	$1,299,979	241,900	$3,643,467
Converted from Class C*	10,823	164,704	3,985	60,485
Reinvestment of distributions	26,092	389,522	30,095	456,068
Shares reacquired	(288,117)	(4,333,887)	(135,812)	(2,051,314)
Increase (decrease)	(166,190)	$(2,479,682)	140,168	$2,108,706
Class C Shares
Shares sold	10,241	$155,021	49,523	$750,813
Reinvestment of distributions	4,549	67,829	5,387	81,613
Shares reacquired	(35,791)	(525,923)	(37,062)	(558,804)
Converted to Class A*	(10,823)	(164,704)	(3,985)	(60,485)
Increase (decrease)	(31,824)	$(467,777)	13,863	$213,137
Class F Shares
Shares sold	1,911,059	$29,328,513	1,508,365	$23,010,387
Reinvestment of distributions	124,831	1,865,108	86,747	1,316,312
Shares reacquired	(1,585,947)	(23,278,525)	(535,676)	(8,067,770)
Increase	449,943	$7,915,096	1,059,436	$16,258,929
Class F3 Shares
Reinvestment of distributions	11.70	$170	35	$530
Increase	11.70	$170	35	$530
Class I Shares
Shares sold	289,069	$4,253,303	444,917	$6,783,853
Reinvestment of distributions	8,889	133,445	11,546	174,309
Shares reacquired	(480,079)	(6,959,531)	(715,027)	(10,613,868)
Decrease	(182,121)	$(2,572,783)	(258,564)	$(3,655,706)

Notes to Financial Statements (continued)

Emerging Markets Corporate Debt Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	120	$1,742	364	$5,507
Shares reacquired	(9,227)	(137,382)	–	–
Increase (decrease)	(9,107)	$(135,640)	364	$5,507
Class R3 Shares
Shares sold	816	$12,469	367	$5,586
Reinvestment of distributions	156	2,272	378	5,730
Shares reacquired	(753)	(11,384)	–	–
Increase	219	$3,357	745	$11,316
Class R4 Shares
Shares sold	228	$3,457	224	$3,378
Reinvestment of distributions	26	377	43	648
Shares reacquired	(1)	(23)	(246)	(3,717)
Increase	253	$3,811	21	$309
Class R5 Shares
Shares sold	417	$6,158	489	$7,403
Reinvestment of distributions	707	10,566	779	11,796
Shares reacquired	(118)	(1,749)	(2,083)	(31,725)
Increase (decrease)	1,006	$14,975	(815)	$(12,526)
Class R6 Shares
Shares sold	1,225	$18,110	1,288	$19,535
Reinvestment of distributions	368	5,496	354.00	5,366
Shares reacquired	(1,400)	(20,947)	(133)	(2,038)
Increase	193	$2,659	1,509.00	$22,863

Global Bond Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	43,749	$452,449	1,761	$17,612
Reinvestment of distributions	2,450	23,947	7,806	78,469
Shares reacquired	(1,081)	(9,979)	(14)	(142)
Increase	45,118	$466,417	9,553	$95,939
Class C Shares
Shares sold	1,398	$14,172	1,282	$12,889
Reinvestment of distributions	269	2,630	786	7,901
Shares reacquired	(1,298)	(13,325)	2	22
Increase	369	$3,477	2,070	$20,812
Class F Shares
Shares sold	401,379	$4,078,570	–	$–
Reinvestment of distributions	5,937	59,460	8,188	82,307
Shares reacquired	(395,979)	(4,097,267)	–	–
Increase	11,337	$40,763	8,188	$82,307

Notes to Financial Statements (concluded)

Global Bond Fund	Year Ended December 31, 2020		Year Ended December 31, 2019
Class F3 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	1,922	$18,741	6,334	$63,671
Increase	1,922	$18,741	6,334	$63,671
Class I Shares
Reinvestment of distributions	2,474	$24,118	8,189	$82,307
Increase	2,474	$24,118	8,189	$82,307
Class R3 Shares
Reinvestment of distributions	263	$2,565	891	$8,956
Increase	263	$2,565	891	$8,956
Class R4 Shares
Shares sold	5,817	$54,674	–	$–
Reinvestment of distributions	339	3,314	958	9,621
Shares reacquired	(3,958)	(38,394)	–	–
Increase	2,198	$19,594	958	$9,621
Class R5 Shares
Reinvestment of distributions	309	$3,015	1,024	$10,291
Increase	309	$3,015	1,024	$10,291
Class R6 Shares
Shares sold	10,495	$107,021	3,739	$37,929
Reinvestment of distributions	1,922	18,740	6,334	63,667
Increase	12,417	$125,761	10,073	$101,596

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Global Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Global Fund, Inc. (the “Company”) comprising the Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Markets Corporate Debt Fund, and Lord Abbett Global Bond Fund, including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Lord Abbett Global Bond Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Lord Abbett Global Fund, Inc. as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the Lord Abbett Global Fund, Inc.	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Lord Abbett Global Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020 and 2019, and the period from July 26, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing

Report of Independent Registered Public Accounting Firm

procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between each Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about each Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board as to each Fund included, but were not limited to: (1) for each Fund, information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund (in the case of Emerging Markets Corporate Debt Fund and Global Bond Fund); and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that each Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed each Fund’s investment performance in relation to that of its performance peer group and an appropriate benchmark as of various periods ended June 30, 2020. As to Emerging Markets Bond Fund, the Board observed that the Fund’s investment

Approval of Advisory Contract (continued)

performance was above the median of the performance peer group for the one- and three-year periods, but below the median for the five- and ten-year periods. As to Emerging Markets Corporate Debt Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and five-year periods, but below the median of the performance peer group for the three-year period. As to Global Bond Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year period. The Board considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that each Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of its investment objective and discipline, and other services provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of each Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. As to each Fund, the Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, each Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement on behalf of each Fund.

Profitability. As to each Fund, the Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether each Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to each Fund, the Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding

Approval of Advisory Contract (concluded)

how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered each Fund’s existing management fee schedule, with one or more contractual breakpoints in the level of management fee, and, with respect to each of the Emerging Markets Corporate Debt Fund and the Global Bond Fund, the Fund’s expense limitation agreement. The Board concluded that no action was required with respect to economies of scale.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from each Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. As to each Fund, the Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of each Fund and its shareholders and voted unanimously to approve the continuation of the Agreement on behalf of each Fund. As to each Fund, in considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Emerging Markets Bond Fund	4%
Emerging Markets Corporate Debt Fund	9%
Global Bond Fund	59%

Lord Abbett Global Fund, Inc.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Emerging Markets Bond Fund Lord Abbett Emerging Markets Corporate Debt Fund Lord Abbett Global Bond Fund	LAGF-2 (02/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$152,500	$153,100
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	152,500	153,100

Tax Fees {b}	21,471	26,082
All Other Fees	- 0 -	- 0 -

Total Fees	$173,971	$179,182

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

By:	/s/ Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: February 26, 2021